                                                      Registration No. 333-15053

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         Post-Effective Amendment No. 1
                                       to
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT TWO
           ----------------------------------------------------------
                             (Exact Name of Trust)


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                     --------------------------------------
                              (Name of Depositor)

                 One Tower Square, Hartford, Connecticut  06183
                 ----------------------------------------------
         (Complete Address of Depositor's Principal Executive Offices)


                                Ernest J. Wright
                                   Secretary
                     The Travelers Life and Annuity Company
                                One Tower Square
                          Hartford, Connecticut  06183
                          ----------------------------
                    (Name and address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):

          immediately upon filing pursuant to paragraph (b)
------
   X      on May 1, 1998 pursuant to paragraph (b)
------
          60 days after filing pursuant to paragraph (a)(1)
------
          on __________ pursuant to paragraph (a)(1) of Rule 485.
------
          this post-effective amendment designates a new effective date for a
------
          previously filed post-effective amendment.


            Check the box if it is proposed that this filing will become effective on _______ at _____ pursuant to Rule 487. ______
------

                         RECONCILIATION AND TIE BETWEEN

                           FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2          CAPTION IN PROSPECTUS
-----------          ---------------------
       1             Cover page
       2             Cover page
       3             Safekeeping of the Separate Account's Assets
       4             Distribution of the Policy
       5             The Separate Account
       6             The Separate Account
       7             Not applicable
       8             Not applicable
       9             Legal Proceedings and Opinion
      10             Prospectus Summary; The Insurance Company; The Separate Account; The Investment Options; The Policy; Transfers
                     of Cash Value; Policy Surrenders and Cash Surrender Value; Voting Rights; Dividends
      11             The Separate Account; The Investment Options
      12             The Investment Options
      13             Charges and Deductions; Distribution of the Policies
      14             The Policy
      15             The Policy
      16             The Separate Account; The Investment Options; Allocation of Premium Payments
      17             Prospectus Summary; Right to Cancel Period; Policy Surrenders and Cash Surrender Value; Policy Loans; Exchange
                     Rights
      18             The Investment Options; Charges and Deductions; Federal Tax Considerations
      19             Reports to Policy Owners
      20             The Insurance Company
      21             Policy Loans
      22             Not applicable
      23             Not applicable
      24             Not applicable
      25             The Insurance Company
      26             Not applicable
      27             The Insurance Company
      28             The Insurance Company; Management
      29             The Insurance Company
      30             Not applicable
      31             Not applicable
      32             Not applicable
      33             Not applicable
      34             Not applicable
      35             Distribution of the Policy
      36             Not applicable
      37             Not applicable
      38             Distribution of the Policy
      39             Distribution of the Policy
      40             Not applicable

Item No. of
Form N-8B-2          CAPTION IN PROSPECTUS
-----------          ---------------------
      41             Distribution of the Policy
      42             Not applicable
      43             Not applicable
      44             Valuation of the Separate Account
      45             Not applicable
      46             The Policy; Valuation of the Separate Account; Transfers of Cash Value; Policy Surrenders and Cash Surrender
                     Value
      47             The Separate Account; The Investment Options
      48             The Insurance Company
      49             Safekeeping of the Separate Account's Assets
      50             Not applicable
      51             Prospectus Summary; The Insurance Company; The Policy; Death Benefits; Policy Lapse and Reinstatement
      52             The Separate Account; The Investment Options; Investment Managers
      53             Federal Tax Considerations
      54             Not applicable
      55             Not applicable
      56             Not applicable
      57             Not applicable
      58             Not applicable
      59             Financial Statements

TRAVELERS INSURANCE
        A Member of Travelers Group  [LOGO]




[UMBRELLA LOGO]



TRAVELERS

PORTFOLIO
ARCHITECT LIFE

THE TRAVELERS INSURANCE COMPANY
CONTRACT PROSPECTUS

TRAVELERS SERIES TRUST
MONEY MARKET PORTFOLIO           MAY 1, 1998
CAPITAL APPRECIATION FUND

                     THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO


                                   PROSPECTUS


This Prospectus describes a modified single premium individual variable life insurance policy (the "Policy") offered by The Travelers Life and Annuity Company (the "Company") and funded by a segment of The Travelers Variable Life Insurance Separate Account Two ("Separate Account Two"). Separate Account Two is a unit investment trust and is used as a funding mechanism for the variable life policy described in this prospectus. Other segments of the Separate Account may be used in connection with insurance products that the company offers. The Separate Account in accordance with your allocation instructions, invests in certain underlying mutual funds that are referred to in this Prospectus as "Investment Options."


These underlying Investment Options are available for purchase only through variable life insurance policies. Although the Policy can operate as a single premium policy, additional premium payments may be made under certain circumstances provided there are no outstanding policy loans. The minimum Initial Premium required to issue a Policy is $10,000.

The Policy provides for the payment of a Death Benefit upon the death of the Insured, and for a Cash Value that can be obtained through policy loans (subject to certain restrictions) or full or partial surrenders of the Policy. The Death Benefit and Cash Value of a Policy will vary based on the performance of the underlying Investment Options. There is no guaranteed minimum Cash Value for a Policy. Additionally, the Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. Regardless of the performance of the Investment Options, so long as the Policy is in force, the Death Benefit can never be less than the current Stated Amount (with proceeds payable reduced by outstanding policy loans and unpaid interest). The Policy will remain in force for as long as the Cash Surrender Value is sufficient to pay the monthly charges imposed under the Policy.
                                                        (continued on next page)

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE UNDERLYING INVESTMENT OPTIONS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. PROSPECTIVE POLICY OWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

VARIABLE LIFE INSURANCE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

From the Issue Date through the end of the Right to Cancel Period, the Initial Premium will be allocated to the Money Market Portfolio, a money market portfolio. Thereafter, the Cash Value may be allocated to one or more of the following Investment Options: Alliance Growth Portfolio, Putnam Diversified Income Portfolio, MFS Total Return Portfolio of the Travelers Series Fund Inc.; and the Federated Stock, Federated High Yield, Large Cap, Equity Income, Lazard International Stock, Travelers Quality Bond, MFS Emerging Growth, Disciplined Mid Cap Stock, and three Zero Coupon Bond Fund Portfolios (Series 1998, 2000, and 2005) of The Travelers Series Trust; Money Market Portfolio; and Capital Appreciation Fund. The Policy Owner bears the investment risk for all amounts allocated to the underlying Investment Options and amounts allocated to such Investment Options will accumulate on a variable basis.

The Policy has a Right to Cancel Period during which the applicant may return the Policy to the Company for a refund, as described under "Right To Cancel Period. "

It may not be advantageous to purchase this Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own a variable life insurance policy. Because the Policy is designed to operate generally as a single premium policy, in all but very limited circumstances the Policy will be treated as a modified endowment contract ("MEC") for federal income tax purposes. As a modified endowment contract, any loan, partial withdrawal, or surrender may result in adverse tax consequences, including possible penalties. As with any life insurance contract:
(1) a Policy Owner generally should not be considered in constructive receipt of the Policy's Cash Value, including incremental increases therein, unless and until he or she is in actual receipt of distributions from the Policy; and (2) Death Benefit payments should generally be excluded from the gross income of the Policy beneficiary. A prospective Policy Owner who wants to purchase a Policy that is not a modified endowment contract should consult his or her personal tax adviser.

                               TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS...................................       5
PROSPECTUS SUMMARY..........................................       6
THE INSURANCE COMPANY.......................................      11
THE SEPARATE ACCOUNT........................................      12
  Separate Account Two......................................      12
THE INVESTMENT OPTIONS......................................      12
  Substitutions and Additions...............................      14
  Mixed and Shared Funding..................................      14
THE POLICY..................................................      14
  The Policy Application....................................      15
  Eligible Purchasers.......................................      15
  Payments Made Under the Policy............................      15
  Allocation of Premium Payments............................      16
  Right to Cancel Period....................................      17
CHARGES AND DEDUCTIONS......................................      17
  Monthly Deduction Amount..................................      17
     Cost of Insurance Charge...............................      17
     State Premium Tax Charges and DAC Charges..............      18
  Charges Against the Investment Options of Separate Account
     Two....................................................      18
     Mortality and Expense Risk Charge......................      18
     Administrative Expense Charges.........................      18
     Income Taxes...........................................      19
INVESTMENT OPTION EXPENSES..................................      19
SURRENDER CHARGES...........................................      19
TRANSFER CHARGE.............................................      20
REDUCTION OR ELIMINATION OF CHARGES.........................      20
VALUATION OF THE SEPARATE ACCOUNT...........................      20
  How the Cash Value Varies.................................      20
  How the Investment Experience is Determined...............      21
  Accumulation Unit Value...................................      21
  Net Investment Factor.....................................      21
  Valuation Periods and Valuation Dates.....................      21
TRANSFERS OF CASH VALUE.....................................      21
  Telephone Transfers.......................................      22
  Automated Transfers.......................................      22
DEATH BENEFIT...............................................      22
  Changes in Death Benefit Option...........................      23
  Changes in Stated Amount..................................      23
  Maturity and Maturity Extension Benefits..................      24
  Policy Lapse and Reinstatement............................      25
  Lapse Protection Guarantee Rider..........................      25
  Exchange Rights...........................................      25

POLICY SURRENDERS AND CASH SURRENDER VALUE..................      25
  Right to Surrender........................................      25
  Full Surrenders...........................................      26
  Partial Surrenders........................................      26
POLICY LOANS................................................      26
  Risks Associated with Loans Taken Against a Variable Life
     Insurance Policy.......................................      27
PAYMENT OPTIONS.............................................      27
OTHER MATTERS...............................................      28
  Voting Rights.............................................      28
  Reports to Policy Owners..................................      28
  Limit on Right to Contest and Suicide Exclusion...........      29
  Misstatement as to Sex and Age............................      29
  Suspension of Valuation...................................      29
  Beneficiary...............................................      29
  Assignment................................................      29
  Dividends.................................................      29
FEDERAL TAX CONSIDERATIONS..................................      30
  General...................................................      30
TAX STATUS OF THE POLICY....................................      30
  Definition of Life Insurance..............................      30
  Diversification...........................................      30
  Investor Control..........................................      31
TAX TREATMENT OF POLICY BENEFITS............................      31
  In General................................................      31
  Modified Endowment Contracts..............................      32
  Exchanges.................................................      32
  Aggregation of Modified Endowment Contracts...............      32
  Policies Which Are Not Modified Endowment Contracts.......      32
  Treatment of Loan Interest................................      33
THE COMPANY'S INCOME TAXES..................................      33
YEAR 2000 COMPLIANCE........................................      33
MANAGEMENT..................................................      33
  Directors of the Travelers Life and Annuity Company.......      33
SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY..........      34
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................      35
DISTRIBUTION OF THE POLICY..................................      35
LEGAL PROCEEDINGS AND OPINION...............................      36
REGISTRATION STATEMENT......................................      36
INDEPENDENT ACCOUNTANTS.....................................      36
FINANCIAL STATEMENTS........................................      36
ILLUSTRATIONS...............................................      36
APPENDIX A: PERFORMANCE INFORMATION.........................      42
APPENDIX B: DEATH BENEFIT EXAMPLES..........................      44
APPENDIX C: REPRESENTATIVE STATED AMOUNTS...................      46

                           GLOSSARY OF SPECIAL TERMS

--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

AVERAGE NET GROWTH RATE -- an annual measurement of growth, used to determine the next year's mortality and expense risk charge. For each Policy Owner, the rate is determined each Policy Year as follows: total daily earnings of the Investment Option(s) you select, divided by the average amount you allocated during the Policy Year. The daily earnings are measured using the net asset value per share of the Investment Options.

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any Loan Account Value and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.


COMPANY'S HOME OFFICE -- the principal offices of The Travelers Life and Annuity Company located at One Tower Square, Hartford, Connecticut 06183.


COVERAGE AMOUNT -- an amount equal to the Death Benefit minus the Cash Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the Policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

GRACE PERIOD -- the period during which the Policy remains in force after the Company has given notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to pay the Monthly Deduction Amount due.

INITIAL PREMIUM -- the Premium Payment made in connection with the issuance of a Policy.

INSURED -- the person on whose life the Policy is issued.


INVESTMENT OPTIONS -- the open-end management investment companies or portfolios thereof to which you may allocate premiums under Separate Account Two.


ISSUE DATE -- the date on which the Company issues the Policy to the Policy
Owner.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any policy loan, and to which we credit a fixed rate of interest.

LOAN ACCOUNT VALUE -- the amount of any policy loan, plus capitalized loan interest, plus the net rate of return credited to the Loan Account.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- a percentage of Cash Value required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- a monthly charge, deducted from the Policy's Cash Value, which is comprised of the Cost of Insurance charge, the deductions for premium tax and deferred acquisition charge ("DAC") taxes, any administrative charge and any charge for supplemental benefits.

POLICY DATE -- the date on which the Policy becomes effective, which date is used to determine all future cyclical transactions under the Policy (i.e., Deduction Dates, Policy Months, Policy Years).

POLICY MONTH -- monthly periods computed from the Policy Date.


POLICY OWNER (YOU, YOUR OR OWNER) -- the person(s) to whom the Policy is issued who has rights under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.


POLICY YEARS -- annual periods computed from the Policy Date.


SEPARATE ACCOUNT TWO -- The Travelers Variable Life Insurance Separate Account Two, a separate account established by The Travelers Life and Annuity Company, a portion of which is designated to fund Portfolio Architect life insurance policies. The Separate Account consists of segments that correspond to each Investment Option.


STATED AMOUNT -- the amount used to determine the Death Benefit under the Policy.

VALUATION DATE -- a day on which Accumulation Units are valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                       PORTFOLIO ARCHITECT LIFE INSURANCE
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

INTRODUCTION

The Policy described in this Prospectus is an individual variable life insurance contract which provides for Cash Value to be allocated to one or more of the available Investment Options. The Policy is credited with Accumulation Units of the applicable Investment Options.

The Policy has a Death Benefit, cash surrender value and other features traditionally associated with a fixed benefit whole life insurance policy. The Policy is "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the premium payment(s) have been allocated. The Cash Value will also vary to reflect partial cash surrenders and Monthly Deduction Amounts. In accordance with the Continuation of Insurance provision of the Policy, the Policy will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount due. There is no minimum guaranteed Cash Value or Cash Surrender Value and the Policy Owner bears the investment risk associated with an investment in the Investment Options. (See "Valuation of the Separate Account.")

WHAT TYPES OF INVESTMENT OPTIONS ARE AVAILABLE UNDER THE POLICY?


The Travelers Variable Life Insurance Separate Account Two ("Separate Account Two"), a registered unit investment trust separate account was established by The Travelers Life and Annuity Company (the "Company"), to fund the Policy. A Policy Owner may allocate Cash Value among one or more of the following investment options ("Investment Options"):



Capital Appreciation Fund
Money Market Portfolio
TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio
TRAVELERS SERIES TRUST
  Equity Income Portfolio
  Federated High Yield Portfolio
Federated Stock Portfolio
Large Cap Portfolio
Lazard International Stock Portfolio
MFS Emerging Growth Portfolio
Disciplined Mid Cap Stock Portfolio
Travelers Quality Bond Portfolio
Zero Coupon Bond Portfolio 1998
Zero Coupon Bond Portfolio 2000
Zero Coupon Bond Portfolio 2005


Additional Investment Options may be added from time to time.

Further information regarding the investment objectives for each Investment Option (including the investment manager) is contained under "The Investment Options" Section of this Prospectus. Refer to each Investment Option's prospectus for a complete description of the investment objectives, restrictions and other material information.

WHAT ARE THE REQUIRED AND PERMISSIBLE PREMIUM PAYMENTS?

The minimum Initial Premium is $10,000. Although the Policy can operate as a single premium policy, additional payments may be made under certain circumstances, provided there are no outstanding policy loans. If there are any outstanding loans, any payment received will be treated first as a repayment of the loan rather than an additional premium payment. (See "Additional Premium Payments.") No premiums can be accepted if they would disqualify the Policy as life insurance under federal tax law. (We will test any payment received to ensure the Policy's continued status as life insurance).

The Initial Premium purchases a Death Benefit initially equal to the Policy's Stated Amount (if Option 1 is selected), or to the Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age and sex of the Insured (as permitted by state law). Generally, the same Initial Premium will purchase a slightly higher stated amount for a female Insured than for a male Insured of the same age. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix C.

HOW WILL PREMIUM PAYMENTS BE ALLOCATED?


During the Right to Cancel Period (as described below), the Initial Premium will be allocated to the Travelers Money Market Portfolio. After the expiration of the Right to Cancel Period, the values in the Money Market Portfolio will be allocated to the Investment Options selected on the Policy Application (or according to your most recent instructions), and the Policy will be credited with the appropriate number of Accumulation Units. (See "Allocation of Premium Payments.")


AFTER THE INITIAL ALLOCATION, MAY I CHANGE THE ALLOCATION OF MY CASH VALUE?

As long as the Policy remains in force, you may transfer all or a portion of your Policy's Cash Value (not including the Loan Account Value) among any of the Investment Options. Currently, transfers may be made at any time without charge. You may request a reallocation of your investment either through written request, or by telephone in accordance with the Company's telephone transfer procedures. (See "Transfers of Cash Value.")

You may also request that the Company establish automated transfers of Cash Values from any Investment Option to any other Investment Option through written request in good order or other method acceptable to the Company. The minimum automated transfer amount is $100 per month. (See "Automated Transfers.")

DOES THIS POLICY HAVE A RIGHT TO CANCEL PERIOD?

You have a limited right to return the Policy for cancellation and receive a full refund. You must return the Policy, by mail or hand delivery, to the Company or to the agent who sold the Policy during the Right to Cancel Period, which ends 10 days after the Policy has been delivered to you, 45 days after completion of the application, or 10 days after the Notice of Right to Cancel has been mailed or delivered to you, whichever is latest. Within seven (7) days following our receipt of your request for a refund, we will refund to you the greater of (1) any premium paid, or (2) the Cash Value of the Policy on the date we receive the returned policy, plus any charges and expenses which may have been deducted, less any Loan Account Value. (See "Right to Cancel Period.")

WHAT TYPES OF CHARGES ARE DEDUCTED UNDER THE POLICY?

MONTHLY DEDUCTION AMOUNT. Beginning on the Policy Date, the Company will make monthly deductions from the Policy's Cash Value on a pro rata basis from amounts allocated to the Investment Options. The Deduction Amount may vary from month to month and includes the cost of insurance charges, the deduction for premium tax and Deferred Acquisition Cost (DAC) charges, any administrative charge and any charges for certain supplemental benefits. For Policies with an initial premium of less than $25,000, a monthly charge of $5.00 will apply for the life of the Policy. (See "Monthly Deduction Amount.")


CHARGES AGAINST THE INVESTMENT OPTIONS UNDER SEPARATE ACCOUNT TWO. In order to cover the Company's assumption of mortality and expense risks under the Policy, the Company assesses a daily charge against the assets of each of the Investment Options on a pro rata basis at an annual rate of 0.90% of such assets. This rate will be reduced to 0.75% for the current Policy Year if the Average Net Growth Rate of the investment options which you have selected under your Policy was 6.5% or greater for the previous Policy Year. This determination will be made annually on the Policy Anniversary Date.


The Company also assesses a daily charge against the amounts allocated to the Investment Options at an annual rate of 0.40% to cover administrative expenses assumed by the Company. This administrative expense charge does not exceed the expected cost of administrative services provided by the Company under the Policy and the Company does not expect to make a profit from the application of this charge. (See "Charges Against the Investment Options of Separate Account Two.")


SUMMARY OF ASSET BASED POLICY CHARGES (ASSUMING A SINGLE PREMIUM PAYMENT):


                              STATE PREMIUM             MORTALITY &
        POLICY                   AND DAC                  EXPENSE
         YEARS                 TAX CHARGES              RISK CHARGE        ADMINISTRATIVE CHARGE*            TOTAL
         1-10                     .35%                     .90%                     .40%                    1.65%*
          11+                      N/A                     .90%                     .40%                    1.30%*

SUMMARY OF ASSET BASED POLICY CHARGES IF THE AVERAGE NET GROWTH RATE IS 6.5% OR MORE (ASSUMING A SINGLE PREMIUM PAYMENT):


                              STATE PREMIUM             MORTALITY &
        POLICY                   AND DAC                  EXPENSE
         YEARS                 TAX CHARGES              RISK CHARGE        ADMINISTRATIVE CHARGE*            TOTAL
         2-10                     .35%                     .75%                     .40%                    1.50%*
          11+                      N/A                     .75%                     .40%                    1.15%*

* Additionally a $5.00 per month administrative charge will apply if the initial premium is less than $25,000.

SURRENDER CHARGES. A percent of premium surrender charge will be assessed upon a full surrender of the Policy during the first nine policy years after the Company receives a Premium Payment. For the first two years following a Premium Payment, the surrender charge will be 7.5% of such Premium Payment. Thereafter, the charge will decline in years three (3) through nine (9), respectively, as follows: 7%, 7%, 6.5%, 6%, 5%, 4% and 3%. The surrender charge will be 0% starting in the tenth year following a Premium Payment. Partial surrenders will also be subject to a surrender charge, except that after the first Policy Year the Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value as of the beginning of the current Policy Year. For partial surrenders in excess of the free withdrawal amount, a charge equal to a percentage of the amount surrendered, not to exceed the charge that would apply to a full surrender, will apply. (See "Surrender Charges.")

TRANSFER CHARGES. The Company reserves the right to charge up to $10 for each transfer in excess of four (4) per Policy Year, and reserves the right to assess a processing fee for the Automated Transfer service.

INVESTMENT OPTION EXPENSES


Separate Account Two purchases shares of the Investment Options at net asset value. This net asset value reflects the deduction of investment advisory fees and other fees as follows:

INVESTMENT OPTION EXPENSES

(as a percentage of average daily net assets of the Investment Option as of December 31, 1997, unless noted otherwise.)


                                                              MANAGEMENT    OTHER      TOTAL
                         FUND NAME                               FEE       EXPENSES   EXPENSE
------------------------------------------------------------     ----        ----      -----
Alliance Growth Portfolio                                        .80%        .02%       .82%
---------------------------------------------------------------------------------------------
Lazard International Stock                                       .83%        .42%      1.25%
---------------------------------------------------------------------------------------------
Capital Appreciation Fund                                        .75%        .09%       .84%
---------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio                              .70%        .25%       .95%
---------------------------------------------------------------------------------------------
Large Cap Portfolio (sub-adviser Fidelity)                       .75%        .20%       .95%
---------------------------------------------------------------------------------------------
Federated Stock Portfolio                                        .63%        .32%       .95%
---------------------------------------------------------------------------------------------
Equity Income Portfolio (sub-adviser Fidelity)                   .75%        .20%       .95%
---------------------------------------------------------------------------------------------
MFS Emerging Growth                                              .75%        .20%       .95%
---------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                       .80%        .06%       .86%
---------------------------------------------------------------------------------------------
Federated High Yield Portfolio                                   .65%        .30%       .95%
---------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio                              .75%        .13%       .88%
---------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                                 .32%        .43%       .75%
---------------------------------------------------------------------------------------------
Zero Coupon Bond Portfolio 1998                                  .10%        .05%       .15%
---------------------------------------------------------------------------------------------
Zero Coupon Bond Portfolio 2000                                  .10%        .05%       .15%
---------------------------------------------------------------------------------------------
Zero Coupon Bond Portfolio 2005                                  .10%        .05%       .15%
---------------------------------------------------------------------------------------------
Money Market Portfolio                                           .32%        .08%       .40%

NOTES:

1. The other expenses reflected in Alliance Growth Portfolio and MFS Total Return, Putnam Diversified Income Portfolio are as of October 31, 1997 (the Fund's fiscal year end). Travelers Capital Appreciation reflects other expenses as of December 31, 1997. There were no fees waived or expenses reimbursed for these funds in 1997.

2. There were no fees waived or expenses reimbursed for these funds in 1997.

3. Other Expenses are as of December 31, 1997 and take into account the current expense limitations agreed to by the Portfolio's investment manager (the "Manager"). The Manager waived all of its fees for the period and reimbursed the Portfolios for their expenses. Without such arrangements, the Total Expenses for the Portfolios would have been as follows: 1.05% for MFS Emerging Growth Portfolio; 1.14% for Federated Stock Portfolio; 1.90% for Equity Income Portfolio; 2.65% for Large Cap Portfolio; and 1.82% for Traveler Disciplined Mid-Cap Stock Portfolio.


4. For Travelers Money Market Portfolio, other expenses have been restated to reflect the current expense reimbursement arrangement with The Travelers Life and Annuity Company. Travelers has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Expenses would have been 1.39% for the Travelers Money Market Portfolio.


5. Other expenses are as of December 31, 1997 and take into account the current expense reimbursement arrangement with Travelers. Travelers has agreed to reimburse the Portfolio for the amount by which the aggregate expenses (including management, but excluding brokerage commissions, interest charges and taxes) exceeds 1.25%. Without such arrangement, the Total Expenses for the Lazard International Stock Portfolio would have been 1.76%.

6. Other expenses are as of December 31, 1997 and take into account the current expense reimbursement arrangement with Travelers. Travelers has agreed to reimburse the Portfolio for the amount by which the aggregate expenses (including management, but excluding brokerage commissions, interest charges and taxes) exceeds .75%. Without such arrangement, the Total Expenses for the Quality Bond Portfolio would have been 1.76%.

7. Other Expenses are as of December 31, 1997 and take into account the current expense reimbursement arrangement with Travelers. Travelers has agreed to reimburse the Portfolio for the amount by which the aggregate expenses (including management, but excluding brokerage commissions, interest charges and taxes) exceeds .15%. Without such arrangement, the Total Expenses for the Portfolio would have been as follows: 2.21% for Zero Coupon Bond Fund Series 1998; 1.80% for Zero Coupon Bond Fund Series 2000; 1.52% for Zero Coupon Bond Fund Series 2005.

WHAT IS THE DEATH BENEFIT UNDER THE POLICY?

The Policy provides for a Death Benefit upon the death of the Insured. You may choose one of two Death Benefit options. Under Option 1 (the Level Option), the Death Benefit will be equal to the greater of the Stated Amount of the Policy or the Minimum Amount Insured. Under Option 2 (the Variable Option), the Death Benefit will be equal to the greater of the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or the Minimum Amount Insured. Under both options, the Death Benefit will be reduced by any applicable Loan Account Value, unpaid Monthly Deduction Amount, and any amount payable to an assignee pursuant to a collateral assignment of the Policy. You may change the Death Benefit option or the Stated Amount subject to certain conditions. (See "Death Benefit.")

MAY I TAKE A POLICY LOAN AGAINST THE CASH VALUE OF MY POLICY?

You may request a Policy Loan in an amount not to exceed 90% of the Policy's Cash Value minus surrender penalties (determined at the time the Company receives the written loan request). If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan amount. The Company will charge interest on the outstanding amounts of the loan. Such interest must be paid in advance by the Policy Owner.

The amount of any loan will be transferred on a pro rata basis from each of the Investment Options (unless the Owner states otherwise in writing) to the Loan Account, which is part of the Company's general account. The Loan Account is credited with a fixed annual rate of interest set forth in the Policy. The Loan Account Value does not vary with the performance of the Investment Options; therefore, the Policy's Death Benefit and Cash Value will be permanently affected by a loan. Additionally, any outstanding Loan Account Value will be subtracted from any Death Benefit or surrender proceeds payable under the Policy. Subject to state law, no loan requests may be made for amounts of less than $500. Policy loans may have federal income tax consequences, especially when the contract is a Modified Endowment Contract. (See "Policy Loans," and "Federal Tax Considerations.")

WHAT ARE THE CONDITIONS UNDER WHICH MY POLICY MIGHT LAPSE?

If the Cash Surrender Value of a Policy on any Deduction Date is insufficient to cover the Monthly Deduction Amount due, the Company will send you a written notice of the required premium. If the required premium is not paid within 31 days after notice is sent, the Policy may lapse. In addition, outstanding loans decrease the Cash Surrender Value and could, therefore, cause the Policy to lapse. (See "Policy Loan" and "Policy Lapse and Reinstatement.") If a Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Federal Tax Considerations.")

ARE THERE ANY OTHER POLICY PROVISIONS THAT I SHOULD KNOW ABOUT?

SURRENDERS AND PARTIAL WITHDRAWALS. The Policy may be surrendered at any time for its Cash Surrender Value. In addition, subject to surrender charges, partial withdrawals may be made. Surrenders or partial withdrawals made within nine years of a premium payment may be subject to a surrender charge. (See "Policy Surrenders and Cash Surrender Value.")

RIGHT TO EXCHANGE THE POLICY. Once the Policy is in effect, you may exchange it at any time during the first two Policy Years for a fixed fund universal life insurance policy issued by the Company (or one of its affiliates, if allowed) on the life of the Insured without submitting proof of insurability. (See "Exchange Rights.")

PAYMENT OF POLICY BENEFITS. The Policy's Cash Value or full or partial surrender and the death benefits under the Policy may be paid in a lump sum or under one of the payment options set forth in the Policy. (See "Payment Options.")

SPECIAL TAX CONSIDERATIONS. The Company believes that a Policy issued on a standard rate class basis generally should meet the Section 7702 definition of a life insurance contract. With respect to a Policy issued on a substandard basis, there is insufficient guidance to determine if such a Policy would satisfy the
Section 7702 definition of a life insurance contract, particularly if you pay the full amount of premiums permitted under such a Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy.")

In almost all cases, the Policy will be a modified endowment contract ("MEC"). If a Policy is a MEC, certain distributions made during an Insured's lifetime, such as loans and partial withdrawals from, and collateral assignments of, the Policy, are taxable to you on an income-first basis. A 10% penalty tax may be imposed on income distributed before you attain age 59 1/2. Policies that are not MECs receive preferential tax treatment with respect to certain distributions. For a discussion of the tax issues associated with this Policy, see "Federal Tax Considerations."

WRITTEN REQUESTS

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to the Company.

                             THE INSURANCE COMPANY
--------------------------------------------------------------------------------


The Travelers Life and Annuity Company (the "Company") an indirect wholly owned subsidiary of Travelers Group Inc., is a stock insurance company which has been continuously engaged in the insurance business since its incorporation in the state of Connecticut in 1973. The Company writes individual life insurance and individual and group annuity contracts on a nonparticipating basis, and acts as the depositor for Separate Account Two. The Company is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states, except New York. The Company's obligations as depositor for Separate Account Two may not be transferred without notice to and consent of Policy Owners. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.


The Company is subject to Connecticut law and regulations governing insurance companies. It is regulated and supervised by the Connecticut Insurance Commissioner ("Commissioner"). An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance contracts, as well as to various federal and state securities laws and regulations.

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.

                              THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------


SEPARATE ACCOUNT TWO



The Company established the Separate Account Two on October 16, 1996, pursuant to the insurance laws of the state of Connecticut. Separate Account Two is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Separate Account Two meets the definition of a separate account under the federal securities laws. Registration of Separate Account Two with the SEC does not involve supervision by the SEC of the management or investment policies of Separate Account Two. It was established to accept premiums paid by policy holders of the Contract. Subject to Policy Owner approval and applicable law, the Company reserves the right to end Separate Account Two's registration under the 1940 Act.



Additionally, the operations of Separate Account Two are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Connecticut law provides that the assets of Separate Account Two will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy offered by this Prospectus and other policies that may be funded through the Portfolio Architect segment of Separate Account Two. The Policies provide that the assets of Separate Account Two are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.


                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may allocate Premium Payments and Cash Value to one or more of the available Investment Options. The investments of each option are subject to the risks of changing economic conditions and the ability of each Investment Option's investment manager or subadviser to anticipate such changes. There is no assurance that the Investment Options will achieve their stated objectives. Since there are varying degrees of risk inherent in each option, please read carefully the complete risk disclosure in each Portfolio's prospectus before investing.

The Investment Options and their investment objectives are as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                         INVESTMENT
       INVESTMENT OPTION                          OBJECTIVE                          ADVISER/SUB-ADVISER
--------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund        Seeks growth of capital through the use of    Travelers Asset Management
                                 common stocks. Income is not an objective.    International Corporation
                                 The Fund invests principally in common        ("TAMIC")
                                 stocks of small to large companies which are  Subadviser: Janus Capital Corp.
                                 expected to experience wide fluctuations in
                                 price in both rising and declining markets.
Money Market Portfolio           Seeks high current income from short-term     TAMIC
(formerly "Cash Income Trust")   money market instruments while preserving
                                 capital and maintaining a high degree of
                                 liquidity
TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio      Seeks long-term growth of capital by          Travelers Investment Adviser
                                 investing predominantly in equity securities  ("TIA")
                                 of companies with a favorable outlook for     Subadviser: Alliance Capital
                                 earnings and whose rate of growth is          Management L.P.
                                 expected to exceed that of the U.S. economy
                                 over time. Current income is only an
                                 incidental consideration.

--------------------------------------------------------------------------------------------------------------
                                                                                         INVESTMENT
       INVESTMENT OPTION                          OBJECTIVE                          ADVISER/SUB-ADVISER
--------------------------------------------------------------------------------------------------------------
  MFS Total Return Portfolio     Seeks to obtain above-average income          TIA
                                 (compared to a portfolio entirely invested    Subadviser: MFS
                                 in equity securities) consistent with the
                                 prudent employment of capital. Generally, at
                                 least 40% of the Portfolio's assets will be
                                 invested in equity securities.
  Putnam Diversified Income      Seeks high current income consistent with     TIA
  Portfolio                      preservation of capital. The Portfolio will   Subadviser: Putnam Investment
                                 allocate its investments among the U.S.       Management, Inc.
                                 Government Sector, the High Yield Sector,
                                 and the International Sector of the fixed
                                 income securities markets.
  Smith Barney High Income       Seeks high current income. Capital            Mutual Management Corp. ("MMC")
  Portfolio                      appreciation is a secondary objective. The
                                 Portfolio will invest at least 65% of its
                                 assets in high-yielding corporate debt
                                 obligations and preferred stock.
TRAVELERS SERIES TRUST
  Equity Income Portfolio        Seeks reasonable income by investing at       TAMIC
                                 least 65% in income-producing equity          Subadviser: Fidelity Management
                                 securities. The balance may be invested in    & Research Company
                                 all types of domestic and foreign
                                 securities, including bonds. The Portfolio
                                 seeks to achieve a yield that exceeds that
                                 of the securities comprising the S&P 500.
                                 The Subadviser also considers the potential
                                 for capital appreciation.
  Federated High Yield           Seeks high current income by investing        TAMIC
  Portfolio                      primarily in a professionally managed,        Subadviser: Federated
                                 diversified portfolio of fixed income         Investment Counseling, Inc.
                                 securities.
  Federated Stock Portfolio      Seeks growth of income and capital by         TAMIC
                                 investing principally in a professionally     Subadviser: Federated
                                 managed and diversified portfolio of common   Investment Counseling, Inc.
                                 stock of high-quality companies (i.e.,
                                 leaders in their industries and
                                 characterized by sound management and the
                                 ability to finance expected growth).
  Large Cap Portfolio            Seeks long-term growth of capital by          TAMIC
                                 investing primarily in equity securities of   Subadviser: Fidelity Management
                                 companies with large market capitalizations.  & Research Company
  Lazard International Stock     Seeks capital appreciation by investing       TAMIC
  Portfolio                      primarily in the equity securities of         Subadviser: Lazard Asset
                                 non-United States companies (i.e.,            Management
                                 incorporated or organized outside the United
                                 States).
  MFS Emerging Growth Portfolio  Seeks long-term growth of capital. Dividend   TAMIC
                                 and interest income from portfolio            Subadviser: MFS
                                 securities, if any, is incidental.
  Disciplined Mid Cap Stock      Seeks growth of capital by investing          TAMIC
  Fund                           primarily in a broadly diversified portfolio  Subadviser: TIMCO of common stocks
  Travelers Quality Bond         Seeks current income, moderate capital        TAMIC
  Portfolio                      volatility and total return.

--------------------------------------------------------------------------------------------------------------
                                                                                         INVESTMENT
       INVESTMENT OPTION                          OBJECTIVE                          ADVISER/SUB-ADVISER
--------------------------------------------------------------------------------------------------------------
Zero Coupon Bond Fund Portfolio  Seeks to provide as high an investment        TAMIC
(Series 1998)                    return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolios may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolios for the long term
                                 or until maturity.
Zero Coupon Bond Fund Portfolio  Seeks to provide as high an investment        TAMIC
(Series 2000)                    return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolios may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolios for the long term
                                 or until maturity.
Zero Coupon Bond Fund Portfolio  Seeks to provide as high an investment        TAMIC
(Series 2005)                    return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolios may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolios for the long term
                                 or until maturity.

SUBSTITUTIONS AND ADDITIONS

If any of the Investment Options become unavailable for allocating purchase payments, or if, in our judgment further investment in an Investment Option becomes inappropriate for the purposes of the Policy, we may substitute another registered, open-end management investment company. Substitution may be made with respect to both existing investments and the investment of any future Premium Payments. No such substitution will be made without notice to Contract Owners, state approval if applicable, and without prior approval of the SEC, to the extent required by the 1940 Act, or other applicable law. Additional Investment Options may also be added at our discretion.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may be disadvantageous for both variable annuity accounts and variable life accounts, or for variable accounts of different insurance companies, to invest simultaneously in the same portfolios (called "mixed" and "shared" funding). Currently neither the insurance companies nor the portfolios foresee any such disadvantages to the companies or to variable contract owners. Each portfolio's board of trustees, directors or managers intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.

                                   THE POLICY
--------------------------------------------------------------------------------

The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general policy description contained in this Prospectus because of requirements of the state where your Policy is issued. Any such differences will be described in your Policy.

THE POLICY APPLICATION

Individuals wishing to purchase a Policy must submit an application to the Company. The initial premium must be at least $10,000. You may request an increase or decrease in the Stated Amount of the Policy in writing from time to time. (See "Changes in Stated Amount.") No change in the terms or conditions of the Policy will be made without your consent.

ELIGIBLE PURCHASERS

A person can purchase a Policy to insure the life of another person provided that the Policy Owner has an insurable interest in the life of the Insured, and the Insured consents to the purchase. In most states, any person between the ages of 16 and 80 is eligible to be insured subject to the submission of a Policy Application to the Company. In some states, the maximum issue age may be lower. Insurance coverage under a Policy will begin only after the applicant has satisfied all outstanding underwriting delivery requirements, and after the Company has received the Initial Premium. Acceptance of an application is subject to the Company's underwriting rules. The Company reserves the right to reject an application for any lawful reason, provided that such rejection is made in a manner consistent with that with which similarly situated risks are treated and provided that unfair discrimination is avoided.

The Company assigns Insureds to risk classes which determine the current cost of insurance rates used in calculating the cost of insurance charge under the Policy. Policies are issued in either the standard non-smoker or smoker risk class. To the extent permitted by state law, Policies may also be issued on the basis of the sex of the Insured. Policies may also be issued on Insureds in a sub-standard underwriting class. (For a discussion of the effect of risk class on the cost of insurance charge, see "Cost of Insurance Charge.")

PAYMENTS MADE UNDER THE POLICY

INITIAL PREMIUM. The Initial Premium is due on or before the Policy Date and is payable in full at the Company's Home Office. The Initial Premium is the guideline single premium for the life insurance coverage provided under the Policy, as determined in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The minimum Initial Premium is $10,000. Additional Premium Payments may be made under the Policy, as described below.

The Initial Premium purchases a Death Benefit equal to the Policy's Stated Amount (if Option 1 is selected), or to the Policy's Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age, sex (where permitted by state law) and risk class of the Insured. Generally, the same Initial Premium will purchase a higher Stated Amount for a younger insured than for an older insured. Likewise, the same Initial Premium will purchase a slightly higher Stated Amount for a female insured than for a male insured of the same age. Also, the same Initial Premium will purchase a higher Stated Amount for a standard Insured than for a substandard Insured. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix C.

ADDITIONAL PREMIUM PAYMENTS. Although the Policy can operate as a single premium policy, additional Premium Payments may be made under certain circumstances, provided there are no outstanding loans. If there are any outstanding loans, any payment received by the Company will be considered repayment of that debt. The circumstances under which additional Premium Payments can be made under the Policy are as follows:

     1. Increases in Stated Amount -- Subject to applicable underwriting guidelines, you may request an increase in Stated Amount at any time (prior to the Insured's attaining age 80). If your request is approved, the Company will require you to make an additional Premium

        Payment in order for an increase in Stated Amount to become effective. The minimum additional Premium Payment that the Company permits in connection with an increase in Stated Amount is $1,000. (See "Changes in Stated Amount.")

     2. To Prevent Lapse -- If the Cash Surrender Value on any Deduction Date is insufficient to cover the Monthly Deduction Amount due on that day, then you must make an additional Premium Payment during the Grace Period sufficient to cover the Monthly Deduction Amount in order to prevent lapse. The minimum amount of any payment that may be required to be made in this circumstance will be stated in the Notice mailed to you in accordance with the Policy; payments in excess of the amount required to prevent lapse will be considered a payment "at your discretion" and consequently subject to the rules described below. If you do not make a sufficient payment, the Policy will lapse and terminate without value. (See "Policy Lapse and Reinstatement.")

     3. At Your Discretion -- Additional premium payments may be made at your discretion so long as the payment plus the total of all premiums previously paid does not exceed the maximum premium limitation derived from the guideline premium test for life insurance prescribed by the Internal Revenue Code. Because of the test, the maximum premium limitation will ordinarily equal the Initial Premium for a number of years after the Policy has been issued. Therefore, discretionary additional Premium Payments normally will not be permitted during the early years of the Policy. Discretionary additional Premium Payments must be at least $250, and may not be paid on or after the Maturity Date.

Any Additional Premium Payments made under the Policy may be subject to new evidence of insurability. Payments received in excess of any Loan Account Value will be treated as an additional Premium Payment.

ALLOCATION OF PREMIUM PAYMENTS

You specify on the Policy Application how the Initial Premium will be allocated among the Investment Options. You may allocate premium to one or more Investment Options, provided that such allocation is made in whole percentages of at least 5%.

Regardless of the allocation made in the application, during the period between premium receipt and policy issuance (the "Underwriting Period"), the Company will hold the Initial Premium in a general suspense account established for such purposes. At the time a Policy is issued, the Initial Premium attributable to such Policy will be credited with interest comparable to the effective yield during the Underwriting Period of the Money Market Portfolio (e.g., as if the Policy had been issued and the premium allocated to the Money Market Portfolio on the date the premium was received in good order by the Company), which amount will become the initial Cash Value of the Policy. The Cash Value will then be allocated to the Money Market Portfolio until the expiration of the Right to Cancel Period. At the end of the Right to Cancel Period, the Cash Value in the Money Market Portfolio will be allocated (in whole percentages of 5% or more) among the Investment Options designated on the Policy Application. The number of Accumulation Units to be credited to the Policy once a Premium Payment has been received by the Company will be determined by dividing the amount of Premium Payment applied to each Investment Option by the Accumulation Unit Value of that Investment Option, as computed on the next Valuation Date following receipt of the payment.

You may change the allocation of Cash Value among any of the available Investment Options. (See "Transfers of Cash Value.") You should periodically review the allocation of Cash Value in light of market conditions and overall financial planning requirements to ensure that such allocation continues to be consistent with your investment objectives.

RIGHT TO CANCEL PERIOD

A Policy may be returned to the Company for cancellation by mailing or delivering it to the Company or to the agent who sold the Policy within the latest of (1) 10 days after delivery of the Policy to you, (2) 45 days of completion of the policy application, or (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to you (or later, if state law requires).

Within seven days following the Company's receipt of your request for a refund, the Company will refund the greater of (1) any premium paid, or (2) the Cash Value of the Policy on the date we receive the returned policy. For options (1) and (2), the amounts will be increased by any charges or expenses which may have been deducted and will be decreased by any Loan Account Value. After the Policy is returned, it will be considered as if it were never in effect.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

MONTHLY DEDUCTION AMOUNT

The Company will deduct a Monthly Deduction Amount from the Policy's Cash Value attributable to the Investment Options to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount will be deducted pro rata from each of the Investment Options attributable to the Policy on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount may vary from month to month.

The following is a summary of monthly charges and expenses which make up the Monthly Deduction Amount.

     COST OF INSURANCE CHARGE

     The cost of insurance charge is to cover the Company's expected mortality cost for basic insurance coverage, not including supplemental benefit provisions. The cost of insurance charge is deducted monthly, and is equal to the difference between the Death Benefit payable under the Policy (discounted at the rate set forth in the Policy) and the Cash Value of the Policy (each determined on the Deduction Date) (the "Coverage Amount"), multiplied by a monthly "cost of insurance rate," i.e., a monthly rate charged for each dollar of insurance coverage. The cost of insurance rate varies annually and is based on the attained age, sex (where permitted by state law) and risk class of the Insured.

     The cost of insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables ("1980 Tables"). Substandard risks will have monthly deductions based on cost of insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed cost of insurance rates per $1,000 will be included in each Policy; however, the Company reserves the right to use rates lower than those shown in the Policy. Any changes in the cost of insurance rates will be made uniformly for all Insureds in the same class.

     Because the Cash Value and, under certain conditions, the Death Benefit of a Policy may vary from month to month, the cost of insurance charge may also vary on each Deduction Date. In addition, you should note that the cost of insurance charge is based on the difference between the Death Benefit payable under the Policy and the Cash Value of the Policy. An increase in the Cash Value or a decrease in the Death Benefit would result in a smaller cost of insurance charge assuming that everything else remains the same; while a decrease in the Cash Value or an increase in the Death Benefit would result in a larger cost of insurance charge.

     Changes in the Policy's Death Benefit option and in the Stated Amount will affect how the cost of insurance charge is calculated. See "Changes in Death Benefit Option" and "Changes
in Stated Amount" for a discussion of the effect of changes in the Stated Amount on the cost of insurance.

     STATE PREMIUM TAX CHARGES AND DAC CHARGES

     Premium tax charges are not deducted at the time that a premium payment is made, although the Company does pay state premium taxes attributable to a particular Policy when those taxes are incurred. To reimburse the Company for the payment of such taxes, during the first ten years following a premium payment made before the 10th Policy Anniversary, a premium tax charge of 0.20% per year will apply.

     Premium taxes vary from state to state and currently range from 0.75% to 3.5%. Because there is a range of premium tax rates, you may pay premium tax charges in total that are higher or lower than the premium tax actually assessed in your jurisdiction. In addition, a DAC (deferred acquisition cost) tax of 0.15% annually will apply for the first ten years after each premium payment.

     A monthly total of 0.0291667% will be deducted from the Policy's Cash Value on each Deduction Date (0.0166667% for the premium tax, and 0.0125% for the DAC). If no additional Premium Payments are made during the first ten Policy Years, no deductions for the premium and DAC tax charges will be made after Policy Year 10.

     If an additional Premium Payment is made during the first ten Policy Years, then after Policy Year 10, the Company will deduct a total tax charge of 0.0291667% of the portion of the Cash Value attributable to the additional Premium Payment. The portion of the Cash Value attributable to the additional Premium Payment is calculated by dividing (a) by (b), where (a) is the amount of the additional Premium Payment, and (b) is the Policy's Cash Value immediately after receipt of the additional Premium Payment. In calculating the charges described above, the Company will use this ratio to determine the portion of Cash Value in the Separate Account attributable to that payment until an additional Premium Payment is made.


CHARGES AGAINST THE INVESTMENT OPTIONS OF SEPARATE ACCOUNT TWO


     MORTALITY AND EXPENSE RISK CHARGE

     A mortality and expense risk charge of 0.90% on a current basis annually is deducted from amounts allocated to each Investment Option. The charge is deducted daily and equals 0.002466% for each day in the Valuation Period. The annual rate of the mortality and expense risk charge will be reduced to 0.75% for the current Policy Year if the Average Net Growth Rate is 6.5% or greater during the previous Policy Year. This determination is made annually.

     The mortality risk assumed is that Insureds may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit proceeds than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than estimated and, therefore, will exceed the administrative expense charge imposed by the Policy. The Company reserves the right to adjust this charge, although it guarantees that the adjusted charge will not exceed 0.90%.

     ADMINISTRATIVE EXPENSE CHARGES

     A charge will be deducted from amounts allocated to each Investment Option to compensate the Company for certain administrative expenses incurred in connection with the Policy. The charge will be deducted daily and equals 0.001096% for each day in a Valuation Period. The annual rate of this charge is 0.40%. Additionally, for policies with an initial premium of less than $25,000, a monthly fee of $5 will apply for the life of the policy.

     The administrative expense charges will compensate the Company for the issuance, underwriting, processing, start-up and ongoing administrative expenses of the Policy and the Separate Account. These expenses include the cost of processing applications; conducting medical examinations; determining insurability; establishing and maintaining policy and Separate Account records; processing death benefit claims, surrenders, transfers, policy loans and changes; and reporting and overhead costs. The Company has set this charge at a level which is intended to recover no more than the actual expected costs of the administrative services to be provided while the Policies are in force, and it does not expect to make a profit from the application of such administrative charges.

     INCOME TAXES

     Although the Company does not currently incur any charge for income taxes as a result of the operations of the Investment Options, the Company reserves the right to assess a charge for such taxes if it determines that such taxes will be incurred. (See "Federal Tax Considerations.")

                           INVESTMENT OPTION EXPENSES
--------------------------------------------------------------------------------


Separate Account Two purchases shares of the Investment Options at net asset value. The net asset value of the Investment Option shares reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses applicable to each of the Investment Options appear in the Prospectus Summary and are fully described in the individual Investment Option prospectuses.


                               SURRENDER CHARGES
--------------------------------------------------------------------------------

A percent of premium surrender charge will be imposed upon full surrenders of the Policy that occur within nine (9) years after the Company has received any Premium Payments under the Policy. For partial surrenders a percentage of amount surrendered will be charged. This charge is intended to cover certain expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. To the extent that the surrender charges assessed under the Policy are less than the sales commissions paid with respect to the Policy, the Company will pay the shortfall from its general account assets, which will include any profits it may derive from charges imposed under the Policy. (See also "Policy Surrenders and cash Surrender Value.") Surrenders charges are determined as follows:

    LENGTH OF TIME AFTER                FROM FULL SURRENDERS             FROM PARTIAL SURRENDERS
      PREMIUM PAYMENT                      (% OF PREMIUM)               (% OF AMOUNT SURRENDERED)
-------------------------------------------------------------------------------------------------
         1-2 years                              7.5%                               7.5%
            3-4                                   7%                                 7%
             5                                  6.5%                               6.5%
             6                                    6%                                 6%
             7                                    5%                                 5%
             8                                    4%                                 4%
             9                                    3%                                 3%
   Year 10 and Thereafter                         0%                                 0%

PARTIAL SURRENDERS. The Company will impose a surrender charge equal to a percentage of the amount surrendered for partial surrenders in excess of the free withdrawal amount described below. The surrender charge will be limited so that the total charge for partial surrenders will not exceed the charge that would apply to a full surrender of the Policy.

For purposes of determining the surrender charge percentage that will apply to a partial surrender, in most states surrender charges are calculated on a "last-in, first-out basis." This means that any partial withdrawal in excess of the free withdrawal amount will be taken against premiums in the reverse order in which they were made, if more than one premium was paid under the Policy. Surrender charges will be assessed only against that portion of the partial withdrawal taken from premium payment(s).

FREE WITHDRAWAL ALLOWANCE. The Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value each year (beginning with the Second Policy Year) without the imposition of a surrender charge. The amount of Cash Value available for free withdrawal will be determined on the Policy Anniversary on or immediately prior to the date that the partial surrender request is received. The amount of earnings available for withdrawal will be determined on the date the request for such withdrawal is received by the Company.

                                TRANSFER CHARGE
--------------------------------------------------------------------------------

Although there are currently no charges for transfers among the investment alternatives provided under this Policy, the Company reserves the right to limit the number of free transfers to no more than four in any Policy Year, and to charge up to $10 for any transfer request in excess of four in any Policy Year. The Company also reserves the right to assess a processing fee for the Automated Transfer service. (See "Transfers of Cash Value.")

                      REDUCTION OR ELIMINATION OF CHARGES
--------------------------------------------------------------------------------

The Company may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time, or where policies are sold on a discretionary group basis. The Company may reduce or eliminate sales charges and administrative charges in such arrangements to reflect the reduced sales expenses and administrative costs expected as a result of sales to a particular group. The Company makes any reductions according to rules in effect when an application for a Policy or additional Premium Payment is approved. While it may change these rules from time to time, the Company will attempt not to discriminate unfairly against any person.

                       VALUATION OF THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

HOW THE CASH VALUE VARIES

The Policy's Cash Value is determined daily. A Policy's Cash Value is not guaranteed, and will vary to reflect a number of factors, including Premium Payments made, partial withdrawals, loans, charges assessed in connection with the Policy, and the investment experience of each Investment Option to which Cash Value is allocated. The Policy's Cash Value on a Valuation Date equals the Accumulation Unit Value(s) times the number of Accumulation Units for each applicable Investment Option, plus the Loan Account Value, on that date.


Separate Account Two purchases the shares of each Investment Option at net asset value (i.e., without a sales charge). All dividends and capital gains distributions received from an Investment Option are reinvested by Separate Account Two in that Fund's shares at net asset value and will increase the associated Accumulation Unit Value. Investment Option shares will be redeemed by Separate Account Two at their net asset value to the extent necessary to make payments under the Policy.


All valuations made under the Policy (e.g., the determination of Cash Value or Cash Surrender Value, policy loans, and the determination of the number of Accumulation Units to be credited to a Policy), will be determined as of the Valuation Date on which the Company receives the Policy Owner's written request for a transaction under the Policy, or on which the Company is assessing charges under the Policy.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The Cash Value is related to the rate of return of the Investment Option(s) to which Premium Payments made under the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy for each Investment Option by the corresponding Accumulation Unit Value, then adding the result for each Investment Option credited to the Policy, and adding any value of the Loan Account.

ACCUMULATION UNIT VALUE


The value of an Accumulation Unit for each Investment Option of Separate Account Two (the "Accumulation Unit Value") is established on each Valuation Date. For each Investment Option, the Accumulation Unit Value for a Valuation Period is determined by multiplying the Accumulation Unit Value on the preceding Valuation Period by the Net Investment Factor for the Investment Option during the subsequent Valuation Period.


The Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units credited to your Policy will not change as a result of the investment experience of the Investment Options. The Accumulation Unit Value of the Investment Options reflects the reinvestment of any dividends or capital gains distributions declared by the Investment Option.

NET INVESTMENT FACTOR


The value of an Accumulation Unit for each subsequent Valuation Period fluctuates based upon the net rate of return for that period. The Company determines the net rate of return for each Investment Option at the end of each Valuation Period. The net rate of return reflects the investment performance of the Investment Option for the Valuation Period and is net of the charges to Separate Account Two described above.


VALUATION PERIODS AND VALUATION DATES

A Valuation Period is the period commencing at the close of business of the New York Stock Exchange on any Valuation Date and ending at the close of business on the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for trading.

                            TRANSFERS OF CASH VALUE
--------------------------------------------------------------------------------

As long as the Policy remains in effect, the Policy Owner may transfer all or a portion of the Cash Value (less the Loan Account) among any of the Investment Option(s) then available. Although there are currently no charges, penalties or restrictions on the amount or frequency of free transfers between the Investment Options, the Company reserves the right to limit the number of free transfers to no more than four in any Policy Year, and to charge an administrative fee (not to exceed $10) for any transfer request in excess of four per Policy Year.

Some Investment Options have higher investment advisory fees and/or other expenses than others; therefore, a transfer from one Investment Option to another could result in a Policy becoming subject to higher or lower fees and expenses. A transfer between Investment Options has no other effect on the amount or timing of any of the other charges under the Policy.

The number of Accumulation Units credited to the Investment Options involved in the transfer will be determined by dividing the amount transferred from or to that Investment Option by the Accumulation Unit Value of that Investment Option. The Accumulation Unit Values will be determined on the Valuation Date on which the Company receives the written request for a transfer.

TELEPHONE TRANSFERS

You may request a transfer of Cash Value either in writing or by telephone. The telephone transfer privilege is available automatically; no special election is necessary for a Policy Owner to elect this option. All transfers must be in accordance with the terms of the Policy. Transfer instructions are currently accepted on each Valuation Date between 9:00 a.m. and 4:00 p.m., Eastern time, by calling 1-800-334-4298. Once instructions have been accepted, they may not be rescinded; however, new telephone instructions may be given the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and will promptly notify the caller. The Company will make reasonable efforts to make certain that telephone transfer requests are genuine. These measures may include taping telephone requests and/or requiring the use of a personal identification number. If it fails to take such measures, the Company may be liable for losses resulting from fraudulent transfer requests.

AUTOMATED TRANSFERS

DOLLAR COST AVERAGING

You may establish automated transfers of Cash Value on a monthly basis from any Investment Option to any other Investment Option through a written request or other method acceptable to the Company. You must have a minimum Cash Value of $5,000 allocated to the Investment Option(s) from which the transfers are to be made in order to enroll in the Dollar Cost Averaging Program. The minimum automated transfer amount is $100 per month. Such transfers will be effected on a certain date each month, as specified by the Policy Owner at the time of election.

You may start or stop participation in the Dollar Cost Averaging Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the provisions and terms of the Policy, including provisions relating to the transfer of money between Investment Options. The Company reserves the right to suspend or modify automated transfers at any time and to assess a processing fee for this service.

Before transferring any part of the Cash Value, Policy Owners should consider the risks involved in switching between investments available under the Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. A potential investor should consider his or her financial ability to continue purchases through periods of low price levels.

AUTOMATIC REBALANCING

You may elect to have the Company periodically reallocate values in your contract to match your original (or your latest) investment option allocation request.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

As long as the Policy remains in force, the Policy provides a Death Benefit upon the death of the Insured. The death benefit proceeds will be paid to a named Beneficiary. The amount of the death benefit proceeds will be determined on the date on which the Insured's death occurred. The death benefit proceeds may be paid in a lump sum or under any optional payment plan.

Death Benefits are payable within seven days of the Company's receipt of satisfactory proof of the Insured's death. To the extent permitted by state law, the amount of Death Benefit actually paid to the Policy beneficiary may be adjusted to reflect any policy loan, suicide by the Insured within two years after the Issue Date of the Policy, any material misstatements in the policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment.") In addition, if the Insured dies during the Grace Period, the Death Benefit actually paid to the Policy Owner's beneficiary will be reduced by the amount of the

Deduction Amount that is due and unpaid, and by the amount of any outstanding Policy Loan. (See "Policy Surrenders and Cash Surrender Value," for the effects of partial cash surrenders on Death Benefits.)

The Policy provides for two Death Benefit options. Under Option 1 (the Level Option), the Death Benefit will be equal to the Policy's Stated Amount or, if greater, a specified multiple of Cash Value determined as of the date of the Insured's death (the "Minimum Amount Insured"). Under Option 2 (the Variable Option), the Death Benefit will be equal to the Policy's Stated Amount plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance contract under the current federal tax law. Under that law, the Minimum Amount Insured is equal to a stated percentage of the Cash Value of the Policy determined daily. The percentages, which differ according to the attained age of the Insured, may change as federal income tax laws or regulations change. The percentages used to calculate the Minimum Amount Insured decrease after the Insured is age 40. The following is a schedule of the applicable percentages:

--------------------------------------------------------------
                                % SHALL DECREASE BY A RATABLE
        ATTAINED AGE             PORTION FOR EACH FULL YEAR:
-----------------------------   ------------------------------
MORE THAN   BUT NOT MORE THAN        FROM             TO
--------------------------------------------------------------
0                  40                 250             250
40                 45                 250             215
45                 50                 215             185
50                 55                 185             150
55                 60                 150             130
60                 65                 130             120
65                 70                 120             115
70                 75                 115             105
75                 90                 105             105
90                 95                 105             100

Federal tax law imposes another cash funding limitation on cash value life insurance policies that, when applicable, may increase the Minimum Amount Insured in excess of the figures shown in the schedule above. (See Appendix B for examples demonstrating the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the Level and Variable Options of the Policy.)

CHANGES IN DEATH BENEFIT OPTION

The Company will change your Death Benefit Option at any time prior to the Insured's death, upon receipt in good order of a written request to do so, and, if required, acceptable evidence of insurability. There is no direct tax consequence of changing a Death Benefit option, except as described under "Modified Endowment Contracts." However, the change could affect future values of the Coverage Amount, and with some Variable Option to Level Option changes involving substantially funded policies, there may be a cash distribution which is included in the gross income of the Policy Owner. Additionally, the cost of insurance charge, which is based on the Coverage Amount, may be different in the future. A change from the Level Option to the Variable Option will not be permitted if the change would result in a Stated Amount of less than the minimum amount of $10,000. (See "Changes in Stated Amount" below.) Contact your registered representative for more information.

CHANGES IN STATED AMOUNT

A Policy Owner may request in writing that the Stated Amount of the Policy be increased or decreased. A minimum premium payment of $1,000 is required for any increase and the Company will require satisfactory evidence of insurability. An increase may only be requested prior to the earlier of the Policy anniversary in the year in which the Insured attains age 81 and the date of the Insured's death. The effective date of any increase will be as shown on the new Policy Summary Page which the Company will send to the Policy Owner. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Policy Owner.

There is no additional charge for a decrease in Stated Amount. However, the Stated Amount after any decrease may not be less than $10,000. A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner. (See "Federal Tax Considerations.")

For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

MATURITY AND MATURITY EXTENSION BENEFITS

If the Insured is living on the Maturity Date (the anniversary of the Policy Date on which the Insured is age 100), the Company will pay the Policy Owner the Cash Value of the Policy as of the Maturity Date, less any Loan Account Value, amounts payable to an assignee under a collateral assignment of the Policy, and any Deduction Amount due and unpaid. The Policy Owner must surrender the Policy to the Company before such payment can be made, at which point the Policy will terminate and the Company will have no further obligations under the Policy.

Where permitted by state law, the Policy provides for a Maturity Extension Benefit which effectively allows the Policy Owner to request that coverage be extended beyond the Maturity Date. Such request may only be made during the twelve months following the Policy anniversary for the year in which the Insured attains age 99. If the Maturity Extension Benefit is elected, any past due Monthly Deduction Amounts must first be paid in order for the benefit to become effective on the Maturity Date. After the Company receives a request for the Maturity Extension Benefit, the Policy will continue in force until the earlier of the death of the Insured or the date on which the Policy Owner surrenders the Policy for its Cash Surrender Value. After the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value and any amounts payable to an assignee under a collateral assignment of the Policy. The Death Benefit is based on the experience of the Investment Options selected and is variable and is not guaranteed. After the Maturity Date, the Monthly Deduction Amount will no longer be charged against the Cash Value, and additional premiums will not be accepted.

Any loan outstanding need not be extinguished as of the Maturity Date. The loan may be continued into the maturity extension period. New loans may also be initiated during the maturity extension period. Restrictions on loans prior to the Maturity Date of the Policy are still valid.

The Company intends that the Policy and the Maturity Extension Benefit be considered life insurance for tax purposes. The Death Benefit is designed to comply with Section 7702 of the Code, or other equivalent section of the Code. Please note, however, that the Company does not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. The Policy Owner should consult his or her own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.

POLICY LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. Thirty days after such event occurs, the Company will give written notice to the Policy Owner indicating that if the amount shown in the notice (which will be sufficient to cover the Deduction Amount due) is not paid within 31 days, the Policy will lapse. The Policy will continue through the Grace Period, but if the required payment is not received, the Policy will terminate without value at the end of the Grace Period. If the Insured dies during the Grace Period, the Death Benefit payable under the Policy will be reduced by the Monthly Deduction Amount due plus the amount of any Loan Account Balance. (See "Death Benefit.") If the Policy is surrendered during the Grace Period, the Policy's Cash Surrender Value will be reduced by the Monthly Deduction Amount due. (See "Policy Surrenders and Cash Surrender Value.")

If the Policy lapses, the Policy Owner may reinstate the Policy upon payment of the reinstatement premium (and any applicable charges) shown in the Policy. A request for reinstatement may be made at any time within three years of lapse (five years for policies issued in Missouri and North Carolina) provided that:
(1) the Policy was not surrendered for cash; (2) satisfactory evidence of insurability is provided; (3) all Monthly Deduction Amounts past due are paid, subject to state law; (4) premium at least equal to three Monthly Deduction Amounts is paid, subject to state law; and (5) all Loan Account Value is repaid or restored. The Cash Value of the Policy upon reinstatement will be equal to the amount provided by the premium paid.

The tax consequences of a lapse may not be reversible by a reinstatement. Policy Owners should also refer to "Risks Associated with Loans Taken Against a Variable Life Insurance Policy" to consider the effects of loans on their Policy.

LAPSE PROTECTION GUARANTEE RIDER

A Policy Owner may add a Lapse Protection Guarantee Rider. This rider will prevent a policy from lapsing if the Policy's Cash Surrender Value is insufficient to pay the Monthly Deduction Amount due. The guarantee will be in effect only if Premium Payments less amounts surrendered and outstanding loans is greater than or equal to the initial Premium Payment plus any premiums paid for increases in Stated Amount. The premium requirement will increase in connection with an increase in Stated Amount. This rider is available only with Death Benefit 1, for standard risks, and only at issue. A charge equal to 0.0041667% of the Policy's Cash Value will be deducted on each Deduction Date to pay for the cost of this benefit.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged at any time during the first 24 months after its issuance for a fixed fund universal life insurance policy issued by the Company (or an affiliated company, if allowed) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Policy Owner has the right to select the same Death Benefit or Coverage Amount as the former Policy had at the time of the exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding policy loan must be repaid before the Company will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two policies.

                   POLICY SURRENDERS AND CASH SURRENDER VALUE
--------------------------------------------------------------------------------

RIGHT TO SURRENDER

At any time during the lifetime of the Insured and while the Policy is in force, the Policy Owner may make a written request for a full or partial surrender of the Policy, without the consent of the

Beneficiary (provided the designation of Beneficiary is not irrevocable). In the case of full surrenders, the Policy should be returned to the Company. The amount available upon surrender is the Cash Surrender Value (i.e., the Cash Value of the Policy determined as of the Valuation Date on which the Company receives the Policy Owner's written request, less any outstanding policy loan, and less any applicable Surrender Charges). (See "Surrender Charges.")

Upon full or partial surrender, the Company will generally pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later.

FULL SURRENDERS

If the Policy is fully surrendered, the Policy will terminate on the surrender effective date. The Policy must be returned to the Company along with a written release and surrender of all claims under the Policy in a form satisfactory to the Company. The Policy Owner may elect to have the surrender amount paid in a lump sum or under a payment option.

PARTIAL SURRENDERS

The Company will permit partial surrenders of the Cash Value in the Policy at any time during the lifetime of the Insured and while the Policy is in effect. A partial surrender reduces the Policy's Cash Value by the amount of the partial surrender requested, plus the amount of the surrender charge imposed in connection with the partial surrender. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit and may reduce the Stated Amount. The Company may require return of the Policy to record such reduction. After a partial surrender, the remaining Stated Amount must not be less than $10,000. Partial surrenders will not be permitted if they would cause the Policy to fail to qualify as "life insurance" under applicable federal income tax laws. Reductions in Stated Amount will be processed as described under "Changes in Stated Amount."

                                  POLICY LOANS
--------------------------------------------------------------------------------

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value minus surrender charges (determined on the day on which the Company receives the written loan request). The Company generally will make the loan to the Policy Owner within seven days after receipt of the written request. No loan requests may be made for amounts of less than $500 (subject to state law). If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from the Investment Options (unless the Policy Owner states otherwise) to another temporary account (the "Loan Account").

The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner at the beginning of each Policy Year. Interest not paid when due will be capitalized, and an amount equal to such interest will be transferred to the Loan Account pro rata from the Investment Options. Loans made during the first ten Policy Years will be made at a 2% net cost on principal, and a 2% net cost on earnings. Loans made after the tenth Policy Year will be made at 2% net cost on principal and up to 2% net cost on earnings (we currently charge 0% net cost on earnings).

For these purposes, "earnings" represents any unloaned Cash Value, minus the total premiums paid under the Policy. Loans will be taken from earnings first, and then from principal. Loans taken against earnings will be charged an interest rate of 5.65% during the first ten Policy Years, and currently 3.85% (5.65% maximum) for Policy Year 11 and thereafter. Loans taken against principal will be charged an interest rate of 5.65% in all Policy Years. Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4%, and will not be affected by the investment performance of the Investment Options. The rate of return credited to amounts held in the Loan Account will be transferred back to the Investment Options on a pro rata basis after each Policy Year. The Policy's "Loan Account Value" is equal to amounts transferred from the Investment Options to the Loan Account when a loan is taken, plus capitalized loan interest, plus the net rate of return credited to the Loan Account that has not yet been transferred back to the Investment Options.

While the Insured is living and the Policy is in effect, loans may be repaid. Loan repayments will be first applied to that portion of the loan comprised of principal. Loan repayments reduce the Loan Account Value, and increase the Cash Value in the Investment Options. The amount of the repayment will be transferred from the Loan Account and will be allocated among the Investment Options in proportion to the outstanding loan amount associated with each Investment Option.

RISKS ASSOCIATED WITH LOANS TAKEN AGAINST A VARIABLE LIFE INSURANCE POLICY

An outstanding loan amount decreases the Cash Surrender Value. If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Policy Lapse and Reinstatement.") For example, if a Policy has a Cash Surrender Value of $100,000, the Policy Owner may take a loan of 90% or $90,000, leaving a new Cash Surrender Value of $10,000 In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in force. Any payment received while there is an outstanding loan on the Policy will be considered a loan repayment rather than an additional Premium Payment. A loan outstanding at the end of the Grace Period cannot be repaid unless the Policy is reinstated. Loans from a modified endowment contract are treated as distributions to the Policy Owner (see "Federal Tax Considerations, Tax Treatment of Policy
Benefits -- Modified Endowment Contracts.")

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

Proceeds payable upon the death of the Insured or upon surrender of the Policy, and the benefits payable upon maturity, may be paid in a lump sum, or in whole or in part under any of the payment options available under the Policy. Payment of proceeds which exceed the Death Benefit may be deferred for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless the Company consents to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options or Trusts. Once in effect, some of the payment options may not provide any surrender rights.

The following payment options are available under the Policy:

OPTION 1 -- PAYMENTS OF A FIXED AMOUNT

OPTION 2 -- PAYMENTS FOR A FIXED PERIOD

OPTION 3 -- AMOUNTS HELD AT INTEREST

OPTION 4 -- MONTHLY LIFE INCOME

OPTION 5 -- JOINT AND SURVIVOR LEVEL AMOUNT MONTHLY LIFE INCOME

OPTION 6 -- JOINT AND SURVIVOR MONTHLY LIFE INCOME -- TWO-THIRDS TO SURVIVOR

OPTION 7 -- JOINT AND LAST SURVIVOR MONTHLY LIFE INCOME -- MONTHLY PAYMENT REDUCES ON DEATH OF FIRST PERSON NAMED

OPTION 8 -- OTHER OPTIONS

The Company will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, the Company may make payments less often. If the Company has declared a higher rate under an option at the date the first payment under an option is due, the Company will base the payments on the higher rate.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

VOTING RIGHTS


VOTING RIGHTS OF THE INVESTMENT OPTIONS. In accordance with its view of present applicable law, the Company will vote the shares of the Investment Options at regular and special meetings of the shareholders of the Investment Options in accordance with instructions from Policy Owners having a voting interest in Separate Account Two. The Company will vote shares for which no instructions have been given or shares which are not otherwise attributable to Policy Owners in the same proportion as it votes shares for which it has received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if the Company's present interpretation should change and, as a result, the Company determines it is permitted to vote the shares of the Investment Options in its own right, it may elect to do so.


The voting interests of the Policy Owner in the Investment Options will be determined as follows: Policy Owners may cast one vote for each $100 of Cash Value of the Policy allocated to the Investment Option, the assets of which are invested in the particular Investment Option on the record date for the shareholder meeting for that Fund. Fractional votes are counted. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Investment Option(s) to the Loan Account in connection with the loan will not be considered in determining the voting interests of the Policy Owner.

Policy Owners should review the prospectuses for the Investment Options to determine matters on which shareholders may vote and the definition of a majority vote required on some matters.


DISREGARD OF VOTING INSTRUCTIONS. When permitted by state insurance regulatory authorities, the Company may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objective or policies of Separate Account Two or one of the Investment Options, or to approve or disapprove an investment advisory contract of one of the Investment Options. In addition, the Company may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any of the Investment Options which are initiated by a Policy Owner if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if the Company determines that the change would have an adverse effect on its general account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. Should the Company disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.


REPORTS TO POLICY OWNERS


The Company will maintain all records relating to Separate Account Two and the Investment Options. At least once in each Policy Year, the Company will send to each Policy Owner a statement containing the following information: (1) the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value); (2) the date and amount of each Premium Payment; (3) the date and amount of each Monthly Deduction; (4) the amount of any outstanding policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account; (5) the date and amount of any partial cash surrenders and the amount of any partial surrender charges; (6) the annualized cost of any supplemental benefits purchased under the Policy; and (7) a reconciliation since the last report of any change in Cash

Value and Cash Surrender Value. The Company will also send any other reports required by any applicable state or federal laws or regulations.

Each Policy Owner will also receive semiannual and annual reports containing financial statements for each of the Investment Options in which premium payments are allocated at the time of the report.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period will be measured from the date of reinstatement (subject to state regulation). Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state regulation).

In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less the amount of any partial surrender and the amount of any Loan Account Value. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the premium paid for such increase (subject to state law).

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age in the Policy Application, benefits payable will be adjusted to what the Policy would have purchased at the correct age or sex based on the most recent cost of insurance charge. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

SUSPENSION OF VALUATION

The Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period: (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Investment Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Investment Options' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

BENEFICIARY

The Applicant names the beneficiary in the application for the Policy. The Policy Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime, and while the Policy is in force, by sending a written request to the Company. Any change will be effective from the date the written request was signed. The Company has no responsibility for payments made or actions taken prior to receipt of the written request. If no beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.

The rights of any collateral assignee may affect the interest of the Beneficiary.

ASSIGNMENT

The Policy Owner is specified in the Policy Application. The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment, and is not responsible for determining the validity of any assignment. Proof of interest must be filed with any claim under a collateral assignment.

DIVIDENDS

No dividends will be paid under the Policy.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

                            TAX STATUS OF THE POLICY
--------------------------------------------------------------------------------

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION


Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. Separate Account Two, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.


The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not treated as the owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of Separate Account Two. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of Separate Account Two.


The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS
--------------------------------------------------------------------------------

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore it is important to check with a tax advisor prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

In light of Policy premium requirements, a Policy will, in almost all cases, be a modified endowment contract. (See, however, the discussion below on a Policy issued in exchange for another life insurance contract.)

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the owner and no part of a loan will constitute income to the owner. However, the treatment of loans taken on earnings after the tenth Policy Year, or of loans taken to acquire a Travelers long-term care policy is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

                           THE COMPANY'S INCOME TAXES
--------------------------------------------------------------------------------


The Company currently makes no charge to Separate Account Two for any federal, state or local taxes that it incurs that may be attributable to Separate Account Two or to the Policies. The Company reserves the right, however, to make a charge for any tax or other economic burden responsibility from the application of tax laws that it determines to be properly attributable to Separate Account Two or to the Policies.



                              YEAR 2000 COMPLIANCE

--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and result of operations of a company could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



The Company has investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and has made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Company.


                                   MANAGEMENT
--------------------------------------------------------------------------------


DIRECTORS OF THE TRAVELERS LIFE AND ANNUITY COMPANY



The following are the Directors and Executive Officers of The Travelers Life and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Travelers Group Inc. include, prior to December 31, 1993, Primerica Corporation or its predecessors.



                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Jay S. Benet...................    1996     Senior Vice President since February 1994 and Vice
Director                                    President (1990-1994) of The Travelers Life and Annuity
                                            Company; Partner (1986-1990) of Coopers & Lybrand.

                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Ian R. Stuart..................    1996     Senior Vice President since November, 1996; Chief
Director                                    Financial Officer; Chief Accounting Officer and
                                            Controller since March 1996, Vice President (1991-1996)
                                            of The Travelers Life and Annuity Company.
Katherine M. Sullivan..........    1996     Senior Vice President and General Counsel since May
Director                                    1996 of The Travelers Life and Annuity Company; Senior
                                            Vice President and General Counsel (1994-1996)
                                            Connecticut Mutual; Special Counsel & Chief of Staff
                                            (1988-1994) Aetna Life & Casualty.
George C. Kokulis..............    1996     Senior Vice President since September 1995, Vice
Director                                    President (1993-1995) of The Travelers Life and Annuity
                                            Company.
Michael A. Carpenter...........    1995     Chairman since June 1996 and President and Chief
Director                                    Executive Officer since June 1995 of The Travelers Life
                                            and Annuity Company; Vice Chairman since February 1998;
                                            Executive Vice President (1995-1998) of Travelers Group
                                            Inc. since January 1995; Chairman, President and Chief
                                            Executive Officer (1989-1994), Kidder Peabody Group
                                            Inc.
Robert I. Lipp.................    1992     Chairman, President and Chief Executive Officer since
Director                                    April 1996 of Travelers Property Casualty Corp.; Chief
                                            Executive Officer and Director since December 1993 of
                                            The Travelers Insurance Group Inc.; Vice Chairman and
                                            Director of Travelers Group Inc. since 1991; Chairman
                                            and Chief Executive Officer of Commercial Credit
                                            Company (1991-1993); Executive Vice President
                                            (1986-1991), Primerica Corporation.
Marc P. Weill*.................    1994     Senior Vice President-Investments since 1993 and Chief
Director                                    Investment Officer since 1995 of The Travelers
                                            Insurance Group Inc.; Senior Vice President and Chief
                                            Investment Officer of Travelers Group Inc. since 1992;
                                            Vice President (1990-1992), Primerica Corporation; Vice
                                            President (1989-1990), Smith Barney Inc.


* Principal business address: Travelers Group Inc., 388 Greenwich Street, New York, New York.


           SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

--------------------------------------------------------------------------------


The following are the Senior Officers of The Travelers Life and Annuity Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.


                            NAME                              POSITION WITH INSURANCE COMPANY
                            ----                              -------------------------------
Stuart Baritz...............................................  Senior Vice President
Barry Jacobson..............................................  Senior Vice President
Russell H. Johnson..........................................  Senior Vice President
Warren H. May...............................................  Senior Vice President
Jay S. Fishman..............................................  Senior Vice President
David A. Tyson..............................................  Senior Vice President
F. Denney Voss..............................................  Senior Vice President
Christine M. Modie..........................................  Senior Vice President
Elizabeth C. Georgakopoulos.................................  Senior Vice President

Information relating to the management of the Investment Options is contained in the Investment Option prospectuses.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------


The assets of Separate Account Two are held by the Company and are kept physically segregated and held separate and apart from the Company's general account. Premium payments allocated under the Portfolio Architect Life Insurance policies are held in a segment of Separate Account Two. The Company maintains records of all of Separate Account Two's purchases and redemptions of shares of the Investment Options.


                           DISTRIBUTION OF THE POLICY
--------------------------------------------------------------------------------

The Company intends to sell the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.


Policies may be purchased from agents who are licensed by state insurance authorities to sell variable life insurance policies issued by the Company, and who are also registered representatives of Tower Square Securities Inc. ("Tower Square") or of broker-dealers who have entered into Selling Agreements with Tower Square or its successor. Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable life insurance policies described herein. Tower Square is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly-owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to an Underwriting Agreement to which Separate Account Two, the Company, and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Policies. It is anticipated that Travelers Distribution Company an affiliated broker-dealer, may become the principal underwriter during 1998.


Agents will be compensated for sales of the Policies on a commission and service fee basis. The maximum sales commissions to be paid under the Policy will be 8.20% of premiums. In addition, certain production, persistency and managerial bonuses may be paid.

                         LEGAL PROCEEDINGS AND OPINION
--------------------------------------------------------------------------------


There are no pending material legal proceedings affecting the Policy, Separate Account Two or any of the Investment Options.


Legal matters in connection with federal laws and regulations affecting the issue and sale of the Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.

                             REGISTRATION STATEMENT
--------------------------------------------------------------------------------


A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits, to which reference is made for further information concerning Separate Account Two, the Company and the Policy. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement.


                            INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Separate Account Two. The services provided to Separate Account Two will primarily include the audit of Separate Account Two's financial statements in 1998.



The financial statements of The Travelers Life and Annuity Company as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, have been included herein and in the registration statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The financial statements of the Company contained herein should be considered only as bearing upon the Company's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of Separate Account Two or its Investment Options.


                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate hypothetically how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45-year old male. The difference between the Cash Value and the Cash Surrender Value in these illustrations reflects the Surrender Charge that would be incurred upon a full surrender of the Policy.

Two pages of values are shown for each Death Benefit Option (Level and Variable). One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates are charged in all years. The Cost of Insurance Rates charged vary by age, sex (where permitted by state law) and underwriting classification. The illustrations also reflect a monthly deduction of 0.0291667% for the first ten years following the Initial Premium (.0166667% for premium tax and .0125% for DAC tax). In addition, a monthly maintenance fee of $5.00 is charged for contracts with an initial premium of less than $25,000.

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. The charges consist of 0.90% for mortality and expense risks, 0.40% for administrative expenses, and .75% for Investment Option expenses. The 12% illustration will assume that the mortality and expense risk charge has been reduced to 0.75% in the second policy year and thereafter. The charge for Investment Option expenses reflected in the illustrations uses an average of the investment advisory fees and other expenses charged by each of the Investment Options during 1997 and assumes that no Policy Loans are outstanding. After deduction of these amounts, the illustrated gross annual investment rates of return of 0% and 6% correspond to approximate net annual rates of -2.05% and 3.95%, respectively. The illustrated gross annual investment rate of return of 12% corresponds to an approximate net annual rate of return of 9.95% in the first Policy Year, and 10.10% thereafter. The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.


The illustrations do not reflect any charges for federal income taxes against Separate Account Two, since the Company is not currently deducting such charges from Separate Account Two. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.


The second column of each Illustration shows the amount that would accumulate if an amount equal to the Premium Payment was invested to earn interest (after taxes) at 5%, compounded annually.


Upon request, the Company will provide a comparable personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                              PORTFOLIO ARCHITECT
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES

Male, Issue Age 45                             Face Amount: $38,791
Non-smoker                                     Single Premium: $10,000

                                 DEATH BENEFIT*                    CASH VALUE*                CASH SURRENDER VALUE*
                          -----------------------------   -----------------------------   -----------------------------
        TOTAL PREMIUMS       0%        6%        12%         0%        6%        12%         0%        6%        12%
YEAR   WITH 5% INTEREST   (-2.05%)   (3.95%)   (9.95%)#   (-2.05%)   (3.95%)   (9.95%)#   (-2.05%)   (3.95%)   (9.95%)#
-----------------------------------------------------------------------------------------------------------------------
  1         10,500         38,791    38,791     38,791     9,619     10,213     10,807     8,869      9,463     10,057
  2         11,025         38,791    38,791     38,791     9,239     10,428     11,704     8,489      9,678     10,954
  3         11,576         38,791    38,791     38,791     8,860     10,644     12,683     8,160      9,944     11,983
  4         12,155         38,791    38,791     38,791     8,481     10,860     13,754     7,781     10,160     13,054
  5         12,763         38,791    38,791     38,791     8,100     11,077     14,926     7,450     10,427     14,276
  6         13,401         38,791    38,791     38,791     7,717     11,292     16,208     7,117     10,692     15,608
  7         14,071         38,791    38,791     38,791     7,329     11,506     17,612     6,829     11,006     17,112
  8         14,775         38,791    38,791     38,791     6,936     11,717     19,151     6,536     11,317     18,751
  9         15,513         38,791    38,791     38,791     6,537     11,925     20,839     6,237     11,625     20,539
 10         16,289         38,791    38,791     38,791     6,129     12,128     22,692     6,129     12,128     22,692
 15         20,789         38,791    38,791     47,877     4,046     13,325     35,729     4,046     13,325     35,729
 20         26,533         38,791    38,791     69,051     1,421     14,297     56,599     1,421     14,297     56,599

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

  # 9.95% is increased to 10.10% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.
  *  Net Interest Rates are shown in parenthesis

                              PORTFOLIO ARCHITECT
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES

Male, Issue Age 45                             Face Amount: $38,791
Non-smoker                                     Single Premium: $10,000

                                 DEATH BENEFIT*                    CASH VALUE*                CASH SURRENDER VALUE*
                          -----------------------------   -----------------------------   -----------------------------
        TOTAL PREMIUMS       0%        6%        12%         0%        6%        12%         0%        6%        12%
YEAR   WITH 5% INTEREST   (-2.05%)   (3.95%)   (9.95%)#   (-2.05%)   (3.95%)   (9.95%)#   (-2.05%)   (3.95%)   (9.95%)#
-----------------------------------------------------------------------------------------------------------------------
  1         10,500         38,791    38,791     38,791     9,566     10,159     10,752     8,816      9,409     10,002
  2         11,025         38,791    38,791     38,791     9,130     10,313     11,585     8,380      9,563     10,835
  3         11,576         38,791    38,791     38,791     8,689     10,462     12,491     7,989      9,762     11,791
  4         12,155         38,791    38,791     38,791     8,243     10,604     13,479     7,543      9,904     12,779
  5         12,763         38,791    38,791     38,791     7,791     10,738     14,557     7,141     10,088     13,907
  6         13,401         38,791    38,791     38,791     7,329     10,862     15,734     6,729     10,262     15,134
  7         14,071         38,791    38,791     38,791     6,856     10,974     17,019     6,356     10,474     16,519
  8         14,775         38,791    38,791     38,791     6,368     11,070     18,424     5,968     10,670     18,024
  9         15,513         38,791    38,791     38,791     5,862     11,148     19,962     5,562     10,848     19,662
 10         16,289         38,791    38,791     38,791     5,334     11,205     21,648     5,334     11,205     21,648
 15         20,789         38,791    38,791     44,971     2,331     11,284     33,561     2,331     11,284     33,561
 20         26,533              0    38,791     64,081         0     10,229     52,525         0     10,229     52,525

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

  # 9.95% is increased to 10.10% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.
  *  Net Interest Rates are shown in parenthesis

                              PORTFOLIO ARCHITECT
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES

Male, Issue Age 45                             Face Amount: $38,791
Non-smoker                                     Single Premium: $10,000

                                 DEATH BENEFIT*                    CASH VALUE*                CASH SURRENDER VALUE*
                          -----------------------------   -----------------------------   -----------------------------
        TOTAL PREMIUMS       0%        6%        12%         0%        6%        12%         0%        6%        12%
YEAR   WITH 5% INTEREST   (-2.05%)   (3.95%)   (9.95%)#   (-2.05%)   (3.95%)   (9.95%)#   (-2.05%)   (3.95%)   (9.95%)#
-----------------------------------------------------------------------------------------------------------------------
  1         10,500         48,382    48,974     49,567     9,591     10,183     10,776     8,841      9,433     10,026
  2         11,025         47,974    49,155     50,423     9,183     10,364     11,632     8,433      9,614     10,882
  3         11,576         47,566    49,332     51,353     8,775     10,541     12,562     8,075      9,841     11,862
  4         12,155         47,157    49,505     52,361     8,366     10,714     13,570     7,666     10,014     12,870
  5         12,763         46,747    49,672     53,456     7,956     10,881     14,665     7,306     10,231     14,015
  6         13,401         46,334    49,833     54,643     7,543     11,042     15,852     6,943     10,442     15,252
  7         14,071         45,916    49,983     55,930     7,125     11,192     17,139     6,625     10,692     16,639
  8         14,775         45,491    50,122     57,324     6,700     11,331     18,533     6,300     10,931     18,133
  9         15,513         45,062    50,251     58,838     6,271     11,460     20,047     5,971     11,160     19,747
 10         16,289         44,622    50,362     60,476     5,831     11,571     21,685     5,831     11,571     21,685
 15         20,789         42,390    50,919     71,655     3,599     12,128     32,864     3,599     12,128     32,864
 20         26,533         39,665    50,776     88,798       874     11,985     50,007       874     11,985     50,007

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

  # 9.95% is increased to 10.10% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.
  *  Net Interest Rates are shown in parenthesis

                              PORTFOLIO ARCHITECT
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES

Male, Issue Age 45                             Face Amount: $38,791
Non-smoker                                     Single Premium: $10,000

                                 DEATH BENEFIT*                    CASH VALUE*                CASH SURRENDER VALUE*
                          -----------------------------   -----------------------------   -----------------------------
        TOTAL PREMIUMS       0%        6%        12%         0%        6%        12%         0%        6%        12%
YEAR   WITH 5% INTEREST   (-2.05%)   (3.95%)   (9.95%)#   (-2.05%)   (3.95%)   (9.95%)#   (-2.05%)   (3.95%)   (9.95%)#
-----------------------------------------------------------------------------------------------------------------------
  1         10,500         48,311    48,901     49,492     9,520     10,110     10,701     8,770      9,360      9,951
  2         11,025         47,829    49,001     50,259     9,038     10,210     11,468     8,288      9,460     10,718
  3         11,576         47,342    49,087     51,085     8,551     10,296     12,294     7,851      9,596     11,594
  4         12,155         46,849    49,159     51,972     8,058     10,368     13,181     7,358      9,668     12,481
  5         12,763         46,350    49,214     52,926     7,559     10,423     14,135     6,909      9,773     13,485
  6         13,401         45,841    49,250     53,951     7,050     10,459     15,160     6,450      9,859     14,560
  7         14,071         45,321    49,262     55,049     6,530     10,471     16,258     6,030      9,971     15,758
  8         14,775         44,787    49,247     56,225     5,996     10,456     17,434     5,596     10,056     17,034
  9         15,513         44,234    49,199     57,482     5,443     10,408     18,691     5,143     10,108     18,391
 10         16,289         43,660    49,115     58,826     4,869     10,324     20,035     4,869     10,324     20,035
 15         20,789         40,467    48,189     67,582     1,676      9,398     28,791     1,676      9,398     28,791
 20         26,533              0    45,513     79,959         0      6,722     41,168         0      6,722     41,168

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

  # 9.95% is increased to 10.10% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.
  *  Net Interest Rates are shown in parenthesis

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


From time to time, Separate Account Two's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period. Separate Account Two invests in Investment Options that were in existence prior to the date on which they became available under the Policy. Average annual rates of return for periods prior to the availability of the Separate Account are calculated by adjusting the actual returns of the Investment Options to reflect the contract charges shown below.


The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options, as well as the 0.90% mortality and expense risk charge and the 0.40% administrative expense charge assessed against the Investment Options. The rates of return do not reflect surrender charges or Monthly Deduction Amounts (which are depicted in the Example following the Rates of Return), nor do they reflect a reduction in mortality and expense risk charges which may apply under certain circumstances. For information about the Charges and Deductions assessed under the Policy and how these charges affect Cash Values and Death Benefits, see the Illustrations.

                              RATES OF RETURN FOR
                        PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                                  1 YEAR
                     INVESTMENT OPTION                        RATE OF RETURN
----------------------------------------------------------------------------
Federated High Yield Bond Portfolio.........................      13.95%
Money Market Portfolio......................................       3.70%
Travelers Quality Bond Portfolio............................       5.75%
Large Cap Portfolio.........................................      21.84%
Equity Income Portfolio.....................................      30.58%
Lazard International Stock Portfolio........................       6.73%
MFS Emerging Growth Portfolio...............................      19.44%
Capital Appreciation Fund...................................      24.48%
Federated Stock Portfolio...................................      31.77%
Alliance Growth Portfolio...................................      27.34%
Putnam Diversified Income Portfolio.........................       6.36%
MFS Total Return Portfolio..................................      19.66%
Zero Coupon Bond Fund Portfolio 1998........................       4.61%
Zero Coupon Bond Fund Portfolio 1999........................       5.66%
Zero Coupon Bond Fund Portfolio 2000........................      10.03%
Disciplined Mid Cap Stock Portfolio.........................      33.10%

* The average rate of return reflects the cumulative performance since inception (4/97)

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts (including the Cost of Insurance charges, deduction for premium and DAC tax and a monthly administrative charge of $5.00 for contracts with initial premium of less than $25,000) that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates increase each year as the Insured becomes a year older.

Male, Age 35, Non-Smoker                                      Face Amount: $60,051
$10,000 Single Premium                                        Level Death Benefit Option
Hypothetical Gross Annual Investment Rate of Return: 10%*     Current Charges

----------------------------------------------------------------------------------------------------
                                                  MONTHLY DEDUCTION AMOUNTS:
         CUMULATIVE   SURRENDER CHARGE AS   ---------------------------------------   ADMINISTRATIVE
 YEAR     PREMIUMS      % OF CUM PREM.      COST OF INSURANCE CHARGES   PREMIUM TAX       CHARGE
----------------------------------------------------------------------------------------------------
1         $10,000            7.5%                     75.60                35.95          60.00
2         $10,000            7.5%                     78.46                38.19          60.00
3         $10,000            7.0%                     81.82                40.62          60.00
5         $10,000            6.5%                     89.68                46.01          60.00
10        $10,000              0%                    113.50                63.22          60.00

* Hypothetical investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. Hypothetical investment results may be different from those shown if the actual rates of return averaged 10%, but fluctuated above or below that average for individual policy years. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B
                             DEATH BENEFIT EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the Level and Variable Death Benefit Options available under the Policy. Both sets of examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (in accordance with the table on page 23 of this Prospectus), no outstanding policy loans and a Stated Amount of $25,000.

                        OPTION 1 -- LEVEL DEATH BENEFIT
--------------------------------------------------------------------------------

Under a "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $25,000. Since the Policy is designed to qualify as a life insurance contract, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $8,000, the Minimum Amount Insured would be $20,000 ($8,000 X 250%). If the Death Benefit in the Policy is the greater of the Stated Amount ($25,000) or the Minimum Amount Insured ($20,000), then the Death Benefit would be $25,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 X 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($25,000) or the Minimum Amount Insured ($100,000).

EXAMPLE THREE. If the Insured is age 41, and the Cash Value of the Policy equals $44,000, the Minimum Amount Insured would be $106,920 ($44,000 X 243%) (243% is the applicable percentage for a 41-year old insured). The Death Benefit would be equal to $106,920 which is the greater of the Stated Amount ($25,000) and the Minimum Amount Insured ($106,920).

EXAMPLE FOUR. The Death Benefit may also increase or decrease with the investment experience of the applicable Underlying Funds to the extent the Minimum Amount Insured exceeds the Stated Amount. Consequently, if the 41-year old Insured has a Cash Value equal to $35,000 instead of $44,000, the Death Benefit would be $85,050 ($35,000 X 243%).

                       OPTION 2 -- VARIABLE DEATH BENEFIT
--------------------------------------------------------------------------------

Under a "Variable" Death Benefit, the Death Benefit under the Policy will vary with the investment experience of the Investment Option(s) to which Premium Payments are allocated under the Policy. The Variable Death Benefit will generally be equal to the Stated Amount ($25,000) plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 X 250%). The Death Benefit ($35,000) would be equal to the Stated Amount ($25,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 X 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($25,000 + $60,000 = $85,000).

EXAMPLE THREE. If the Insured is age 41, and the Cash Value of the Policy equals $65,000, the Minimum Amount Insured would be $157,950 ($65,000 X 243%) (243% is the applicable percentage for a 41-year old insured). The resulting Death Benefit under the Policy would be equal to $157,950 because the Minimum Amount Insured ($157,950) is greater than the Stated Amount plus the Cash Value ($25,000 + $65,000 = $90,000).

As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will not be less than the current Stated Amount of the Policy less any outstanding policy loan, Deduction Amount due but unpaid, and any amount payable pursuant to a collateral assignment of the Policy. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1, the Death Benefit equals the Stated Amount and will vary only when the Minimum Amount Insured exceeds the Stated Amount of the Policy. Under Option 2, the Death Benefit equals the greater of the Stated Amount plus the Cash Value, and the Minimum Amount Insured.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Life and Annuity Company:


We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 1997 and 1996, and the related statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.





                                                       /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 26, 1998

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                                ($ in thousands)


FOR THE YEAR ENDED DECEMBER 31,                                                        1997           1996           1995
                                                                                       ----           ----           ----

REVENUES
Premiums                                                                            $ 35,190       $ 17,462       $ 10,691
Net investment income                                                                168,653        151,326        123,197
Realized investment gains (losses)                                                    44,871         (9,613)        18,713
Other                                                                                  8,163          2,276          1,286
                                                                                    --------       --------       --------
     Total Revenues                                                                  256,877        161,451        153,887
                                                                                    --------       --------       --------

BENEFITS AND EXPENSES
Current and future insurance benefits                                                 95,639         77,285         73,818
Interest credited to contractholders                                                  35,165         35,607         30,472
Operating expenses, including amortization of deferred acquisition
  costs and value of insurance in force                                               16,498          8,977          6,161
                                                                                    --------       --------       --------
     Total Benefits and Expenses                                                     147,302        121,869        110,451
                                                                                    --------       --------       --------

Income before federal income taxes                                                   109,575         39,582         43,436
                                                                                    --------       --------       --------

Federal income taxes:
     Current                                                                          33,859         29,456          2,555
     Deferred expense (benefit)                                                        4,344        (15,665)        11,964
                                                                                    --------       --------       --------
     Total Federal Income Taxes                                                       38,203         13,791         14,519
                                                                                    --------       --------       --------

Net income                                                                            71,372         25,791         28,917
Retained earnings beginning of year                                                  167,698        157,907        128,990
Dividends to parent                                                                   14,000         16,000              -
                                                                                    --------       --------       --------
     Retained Earnings End of Year                                                  $225,070       $167,698       $157,907
                                                                                    ========       ========       ========


                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS
                                ($ in thousands)


DECEMBER 31,                                                                                     1997             1996
------------                                                                                     ----             ----

ASSETS
Fixed maturities, available for sale at fair value (cost, $1,571,121; $1,440,806)            $1,678,120       $1,484,670
Equity securities, at fair value (cost, $15,092; $12,396)                                        16,289           15,902
Mortgage loans                                                                                  160,247          128,440
Real estate held for sale                                                                             -           10,111
Policy loans                                                                                      2,894            1,750
Short-term securities                                                                           169,229           81,162
Other invested assets                                                                           118,348           88,641
                                                                                             ----------       ----------
     Total Investments                                                                       $2,145,127       $1,810,676
                                                                                             ----------       ----------

Separate accounts                                                                               812,059          290,940
Deferred acquisition costs and value of insurance in force                                       90,966           40,027
Deferred federal income taxes                                                                    33,661           57,617
Other assets                                                                                     73,414           55,023
                                                                                             ----------       ----------
     Total Assets                                                                            $3,155,227       $2,254,283
                                                                                             ----------       ----------

LIABILITIES
Future policy benefits                                                                         $971,602         $967,621
Contractholder funds                                                                            818,971          582,183
Separate accounts                                                                               812,059          290,716
Other liabilities                                                                                86,934           41,895
                                                                                             ----------       ----------
     Total Liabilities                                                                       $2,689,566       $1,882,415
                                                                                             ----------       ----------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized, 30,000 issued and outstanding            3,000            3,000
Additional paid-in capital                                                                      167,314          167,314
Retained earnings                                                                               225,070          167,698
Unrealized investment gains, net of taxes                                                        70,277           33,856
                                                                                             ----------       ----------
     Total Shareholder's Equity                                                                 465,661          371,868
                                                                                             ----------       ----------

     Total Liabilities and Shareholder's Equity                                              $3,155,227       $2,254,283
                                                                                             ==========       ==========


                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ in thousands)


FOR THE YEAR ENDED DECEMBER 31,                                                         1997           1996          1995
-------------------------------                                                         ----           ----          ----

CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                                               $  34,553     $   6,472     $   1,950
     Net investment income received                                                     170,460        71,083        66,219
     Benefits and claims paid                                                           (90,820)      (70,331)      (71,710)
     Interest credited to contractholders                                               (35,165)         (813)            -
     Operating expenses paid                                                            (40,868)       (5,482)       (3,013)
     Income taxes paid                                                                  (22,440)      (23,931)      (35,305)
     Other                                                                               (7,702)       (6,857)       (6,772)
                                                                                     ----------     ---------     ---------
         Net Cash Provided by (Used in) Operating Activities                              8,018       (29,859)      (48,631)
                                                                                     ----------     ---------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                                                81,899        20,301        11,752
         Mortgage loans                                                                   8,972        37,789        24,137
     Proceeds from sales of investments
         Fixed maturities                                                               856,846       978,970       459,971
         Equity securities                                                               12,404        12,818        11,823
         Mortgage loans                                                                   5,483        22,437         7,013
         Real estate held for sale                                                        4,493             -             -
     Purchases of investments
         Fixed maturities                                                            (1,020,803)     (994,443)     (515,098)
         Equity securities                                                               (6,382)       (5,412)         (156)
         Mortgage loans                                                                 (41,967)      (21,450)       (4,890)
         Policy loans                                                                    (1,144)       (1,750)            -
     Short-term securities, purchases, net                                              (88,067)      (19,688)       (5,051)
     Other investments, (purchases) sales, net                                          (51,502)       (6,160)        9,274
     Securities transactions in course of settlement                                     10,526       (51,703)       45,727
                                                                                     ----------     ---------     ---------
     Net Cash Provided by (Used in) Investing Activities                               (229,242)      (28,291)       44,502
                                                                                     ----------     ---------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                                                       325,932        96,490         5,707
     Contractholder fund withdrawals                                                    (89,145)      (22,340)       (1,874)
     Dividends to parent company                                                        (14,000)      (16,000)            -
                                                                                     ----------     ---------     ---------
         Net Cash Provided by Financing Activities                                   $  222,787     $  58,150     $   3,833
                                                                                     ----------     ---------     ---------
Net increase (decrease) in cash                                                      $    1,563     $       -     $    (296)
                                                                                     ----------     ---------     ---------
Cash at December 31,                                                                 $    1,563     $       -     $       -
                                                                                     ==========     =========     =========







                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     Basis of Presentation

     The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group). The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     The accompanying financial statements reflect a change in presentation of the assets, liabilities and operations of the structured settlement separate account business of the Company. The assets and liabilities were previously reported in separate account line items and are now incorporated in various financial statement classifications. As a result of this change, invested assets in the amount of $814.5 million and $863.6 million at December 31, 1997 and 1996, respectively, associated with structured settlement contract obligations, are reported as investments. The related structured settlement contract obligations, which were $842.3 million and $809.1 million at December 31, 1997 and 1996, respectively, are included in future policy benefits and contractholder funds. Additionally, structured settlement transactions included in the income statement for the years ended December 31, 1997, 1996 and 1995 are premiums of $23.2 million, $8.1 million and $8.0 million, respectively, net investment income of $65.9 million, $62.3 million and $60.0 million, respectively, and benefits and expenses of $66.5 million, $56.4 million and $51.8 million, respectively. The 1996 and 1995 amounts were previously reported as a net $13.9 million and $16.2 million, respectively, included in other revenue.

     This change in presentation has no effect on net income, total assets, total liabilities, or shareholder's equity as reflected in the statements of income and retained earnings, and balance sheets for the periods presented.

     The Company has determined that a change in presentation was warranted because of the nature of this particular separate account and the change in product focus of the Company. The assets of the structured settlement separate account are owned by, and investment risk is borne by, the Company, which also guarantees the obligations of this separate account. Consequently, the Company, not the contractholder, bears the risks of this separate account.

     The Company is now offering a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not. See also Note 6.

     Certain reclassifications have been made to the prior year's financial statements to conform to the current year's presentation.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Accounting Changes

     EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS

     In February, 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" (FAS 132). FAS 132 supersedes the disclosure requirements in FASB Statements No. 87, "Employers' Accounting for Pensions," No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefits Pension Plans and Termination of Benefits," and No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." FAS 132 addresses disclosure only and does not address measurement or recognition. In addition to other disclosure changes, FAS 132 allows employers to disclose total contributions to multi-employer plans without disaggregating the amounts attributable to pensions and other postretirement benefits. This statement is effective for fiscal years beginning after December 15, 1997. Earlier application is encouraged. Effective December 31, 1997, the Company adopted FAS 132. The adoption of this standard did not have any impact on results of operations, financial condition or liquidity.

     ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

     Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). FAS 125 establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. Application of FAS 125 prior to the effective date or retroactively is not permitted. The adoption of the provisions of FAS 125 effective January 1, 1997 did not have a material impact on results of operations, financial condition or liquidity. The adoption of the provisions of FAS 127 effective January, 1998 will not have a material impact on the results of operations, financial condition or liquidity of the Company.

     ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF

     Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell, and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's financial condition, results of operations or liquidity.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Accounting for Stock-Based Compensation

     In October 1995, the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. This statement defines a fair value-based method of accounting for employee stock options or similar equity instruments, and encourages all entities to adopt this method of accounting for all employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value-based method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25). Entities electing to remain with the accounting method prescribed in APB 25 must make pro-forma disclosures of net income and earnings per share, as if the fair value-based method of accounting defined by FAS 123 had been applied. FAS 123 is applicable to fiscal years beginning after December 15, 1995. The Company has elected to continue to account for its stock-based employee compensation plans using the accounting method prescribed by APB 25 and, had the Company applied FAS 123 in accounting for stock options, net income would have been reduced by an insignificant amount in 1997, 1996 and 1995. The Company has adopted FAS 123 for its stock-based non-employee compensation plans.

     Accounting Policies

     INVESTMENTS

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1997 and 1996.

     Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1996.

     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     Included in investments are invested assets associated with Structured Settlement Guaranteed Separate Accounts where the investment risk is borne by the Company. See Note 6.

     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

     POLICY LOANS

     Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

     SEPARATE ACCOUNTS

     The Company has separate account assets and liabilities representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

     The Company also has a separate account for structured settlement annuity obligations where the investment risk is borne by the Company. The assets and liabilities of this separate account are included in investments, future policy benefits and contractholder funds for financial reporting purposes. See Note 6.

     DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

     Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. A 10- to 25-year amortization period is used for life insurance, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any are charged to income.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The value of insurance in force represents the actuarially determined present value of anticipated profits to be realized from annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the business acquired. The value of the business in force is amortized using current interest crediting rates to accrete interest and amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     FUTURE POLICY BENEFITS

     Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuity policies have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 3.0% to 7.5%, including a provision for adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent receipts from the issuance of universal life, certain individual annuity contracts, and structured settlement contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.9% to 7.2%.

     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on the statutory surplus of the Company is not material.

     PREMIUMS

     Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods.

     OTHER REVENUES

     Other revenues include surrender, mortality and administrative charges, and fees earned on investment and other insurance contracts.

     FEDERAL INCOME TAXES

     The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Future Application of Accounting Standards

     In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company has not yet determined when it will implement this SOP and does not anticipate any material impact on the Company's financial condition, results of operations or liquidity.

     In June 1997, the FASB issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. FAS 130 stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income will thus represent the sum of net income and other comprehensive income, although FAS 130 does not require the use of the terms comprehensive income or other comprehensive income. The accumulated balance of other comprehensive income shall be displayed separately from retained earnings and additional paid-in capital in the statement of financial position. FAS 130 is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of FAS 130 will result primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

     In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS 131). FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. FAS 131 supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise" (FAS 14). FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decisionmaker in deciding how to allocate resources and in assessing performance. FAS 131 is effective for fiscal years beginning after December 15, 1997. The Company's reportable operating segment will not change as a result of the adoption of FAS 131.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


2.   REINSURANCE

     The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide capacity for future growth and to effect business-sharing arrangements. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Life insurance in force ceded to TIC at December 31, 1997 and 1996 was $76.4 million and $90.7 million, respectively. Life insurance in force ceded to non-affiliates at December 31, 1997 and 1996, was $4.5 billion and $2.2 billion, respectively.


3.   SHAREHOLDER'S EQUITY

     Unrealized Investment Gains (Losses)

     See Note 11 for an analysis of the change in unrealized gains and losses on investments.

     Shareholder's Equity and Dividend Availability

     The Company's statutory net income was $80.3 million, $17.9 million and $23.0 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     Statutory capital and surplus was $328.2 million and $254.1 million at December 31, 1997 and 1996, respectively.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $63.6 million is available in 1998 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.


4.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivative Financial Instruments

     The Company uses derivative financial instruments, including financial futures, equity options, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

     These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts calculated to be due the Company on such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts to offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 1997 and 1996, the Company held financial futures contracts with notional amounts of $156.3 million and $20.3 million, respectively. At December 31, 1997 and 1996, the Company's futures contracts had no fair value because these contracts are marked to market and settled in cash daily.

     The off-balance sheet risks of equity options, forward contracts, and interest rate swaps were not significant at December 31, 1997 and 1996.

     Financial Instruments with Off-Balance Sheet Risk

     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1997 and 1996.

     Fair Value of Certain Financial Instruments

     The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

     At December 31, 1997, investments in fixed maturities had a carrying value and a fair value of $1.7 billion, compared with a carrying value and a fair value of $1.5 billion at December 31, 1996. See Notes 1 and 11.

     At December 31, 1997 and 1996, mortgage loans had a carrying value of $160.2 million and $128.4 million, respectively, which approximates fair value. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

     The carrying values of $33.8 million and $22.7 million of financial instruments classified as other assets approximated their fair values at December 31, 1997 and 1996, respectively. The carrying values of $72.7 million and $38.5 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1997 and 1996, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     At December 31, 1997, contractholder funds with defined maturities had a carrying value of $694.9 million and a fair value of $695.9 million, compared with a carrying value of $546.5 million and a fair value of $545.2 million at December 31, 1996. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $98.5 million and a fair value of $93.9 million at December 31, 1997, compared with a carrying value of $26.9 million and a fair value of $25.6 million at December 31, 1996. These contracts generally are valued at surrender value.

     The carrying values of short-term securities and policy loans approximated their fair values.


5.   COMMITMENTS AND CONTINGENCIES

     Financial Instruments with Off-Balance Sheet Risk

     The Company has, in the normal course of business, provided fixed rate loan commitments and commitments to partnerships.

     The off-balance sheet risks of fixed rate loan commitments, commitments to partnerships and forward contracts were not significant at December 31, 1997 and 1996.

     Litigation

     The Company is a defendant in various litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1997, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


6.   STRUCTURED SETTLEMENT CONTRACTS

     The Company has structured settlement contracts that provide guarantees for the contractholders independent of the investment performance of the assets held in the related separate account. The assets held in the separate account are owned by the Company and contractholders do not share in their investment performance.

     The Company maintains assets sufficient to fund the guaranteed benefits attributable to the liabilities. Assets held in the separate account cannot be used to satisfy any other obligations of the Company.

     The Company reports the related assets and liabilities in investments, future policy benefit reserves and contractholder funds.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


7.   BENEFIT PLANS

     Pension and Other Postretirement Benefits

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by an affiliate. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by an affiliate. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1997, 1996 and 1995. Beginning January 1, 1996, the Company's other postretirement benefit plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. Previously, covered employees could become eligible for postretirement benefits if they reached retirement age while working for the Company.

     401(k) Savings Plan

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Travelers Group. Prior to January 1, 1996, the Company made matching contributions to the 401(k) savings plan on behalf of participants in the amount of 50% of the first 5% of pre-tax contributions made by the employee, plus an additional variable matching contribution based on the profitability of The Travelers Insurance Group Inc. (TIGI) and its subsidiaries. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1997, 1996 and 1995.


8.   RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI, including the Company, are handled by two companies. TIC handles banking functions for the life and annuity operations of Travelers Life and Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. TIC provides various employee benefit coverages to certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are provided by affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1997 and 1996, the pool totaled approximately $2.6 billion and $2.9 billion, respectively. The Company's share of the pool amounted to $145.5 million and $68.2 million at December 31, 1997 and 1996, respectively, and is included in short-term securities in the balance sheet.

     The Company's TTM Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $400 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company sells structured settlement annuities to an affiliate, The Travelers Indemnity Company. Premiums and deposits were $70.6 million, $36.9 million and $36.6 million for 1997, 1996 and 1995, respectively.

     The Company began marketing variable annuity products through its affiliate, Salomon Smith Barney, in 1995. Premiums and deposits related to these products were $615.6 million, $300.0 million and $20.5 million in 1997, 1996 and 1995, respectively.

     The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Travelers Group introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements have been granted Travelers Group stock options.

     Most leasing functions for TIGI and its subsidiaries are handled by TAP. Rent expense related to these leases are shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 1997, 1996 and 1995.

     At December 31, 1997 and 1996, the Company had investments in Tribeca Investments LLC in the amounts of $16.5 million and $7.8 million, included in other invested assets.


9.    FEDERAL INCOME TAXES
     ($ in thousands)

         EFFECTIVE TAX RATE

          FOR THE YEAR ENDED DECEMBER 31,                               1997             1996              1995
          -------------------------------                               ----             ----              ----

          Income Before Federal Income Taxes                          $109,575           $39,582          $43,436
          Statutory Tax Rate                                                35%               35%              35%
                                                                      --------           -------          -------
          Expected Federal Income Taxes                                 38,351            13,854           15,203
          Tax Effect of:
               Non-taxable investment income                               (24)              (15)             (13)
               Other, net                                                 (124)              (48)            (671)
                                                                      --------           -------          -------
          Federal Income Taxes                                          38,203           $13,791          $14,519
                                                                      ========           =======          =======
          Effective Tax Rate                                                35%               35%              33%
                                                                      --------           -------          -------

          COMPOSITION OF FEDERAL INCOME TAXES
          Current:
               United States                                            33,805           $29,435           $2,555
               Foreign                                                      54                21                -
                                                                      --------           -------          -------
               Total                                                    33,859            29,456            2,555
                                                                      --------           -------          -------

          Deferred:
               United States                                             4,344           (15,665)          11,964
                                                                      --------           -------          -------
          Total Net Earned Premiums                                    $38,203           $13,791          $14,519
                                                                      ========           =======          =======

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The net deferred tax assets at December 31, 1997 and 1996 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

          ($ in thousands)                                                               1997              1996
                                                                                         ----              ----

          Deferred Tax Assets:
               Benefit, reinsurance and other reserves                                  $100,969          $79,484
               Other                                                                       2,571            3,043
                                                                                        --------          -------
                   Total                                                                 103,540           82,527
                                                                                        --------          -------

          Deferred Tax Liabilities:
               Investments, net                                                           42,933           12,113
               Deferred acquisition costs and value of insurance in force                 23,650           10,066
               Other                                                                       1,226              662
                                                                                         -------          -------
                   Total                                                                  67,809           22,841
                                                                                         -------          -------

          Net Deferred Tax Asset Before Valuation Allowance                               35,731           59,686
          Valuation Allowance for Deferred Tax Assets                                     (2,070)          (2,070)
                                                                                         -------          -------

          Net Deferred Tax Asset After Valuation Allowance                               $33,661          $57,616
                                                                                         -------          -------

     Starting in 1994 and continuing for at least five years, TIC and its life insurance subsidiaries, including the Company, has filed, and will file, a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability has been, and will be, paid currently to TIC. Any credits for losses have been, and will be, paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

     A net deferred tax asset valuation allowance of $2.1 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and if life/non-life consolidation is elected in 1999, the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1997. The initial recognition of any benefit provided by the reversal of the valuation allowance will be recognized by reducing goodwill.

     In management's judgment, the $33.7 million "net deferred tax asset after valuation allowance" as of December 31, 1997, is fully recoverable against expected future years' taxable ordinary income and capital gains. At December 31, 1997, the Company has no ordinary or capital loss carryforwards.

     The "policyholders surplus account", which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $2.0 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $700 thousand.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


10.   NET INVESTMENT INCOME

          FOR THE YEAR ENDED DECEMBER 31,
          ($ in thousands)                                                   1997           1996            1995
                                                                             ----           ----            ----

          GROSS INVESTMENT INCOME
               Fixed maturities                                            $120,900       $113,296        $105,821
               Equity securities                                                704            554             835
               Mortgage loans                                                14,905         18,278          14,974
               Real estate held for sale                                      1,457          3,480           2,476
               Other                                                         32,459         19,854           2,537
                                                                           --------       --------        --------
                                                                            170,425        155,462         126,643
                                                                           --------       --------        --------

          Investment expenses                                                 1,772          4,136           3,446
                                                                           --------       --------        --------
          Net investment income                                            $168,653       $151,326        $123,197
                                                                           --------       --------        --------


11.  INVESTMENTS AND INVESTMENT GAINS (LOSSES)

     Realized investment gains (losses) for the periods were as follows:

          FOR THE YEAR ENDED DECEMBER 31,
          ($ in thousands)                                                   1997            1996            1995
                                                                             ----            ----            ----

          REALIZED INVESTMENT GAINS (LOSSES)
               Fixed maturities                                             $29,236        $(11,491)       $(4,240)
               Equity securities                                              8,385           4,613          6,138
               Mortgage loans                                                    (8)          1,979            725
               Real estate held for sale                                      2,164             (73)           (35)
               Other                                                          5,094          (4,641)        16,125
                                                                            -------        --------        -------
                   Total Realized Investment Gains (Losses)                 $44,871         $(9,613)       $18,713
                                                                            -------        --------        -------

     Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:

          FOR THE YEAR ENDED DECEMBER 31,
          ($ in thousands)                                                    1997            1996            1995
                                                                              ----            ----            ----

          UNREALIZED INVESTMENT GAINS (LOSSES)
               Fixed maturities                                             $34,451        $(23,953)       $111,551
               Equity securities                                             (2,394)           (746)          1,834
               Other                                                         23,975          22,431           4,390
                                                                            -------        --------        --------
                   Total Unrealized Investment Gains (Losses)                56,032          (2,268)        117,775

               Related taxes                                                 19,611            (794)         41,221
                                                                            -------        --------        --------
               Change in unrealized investment gains (losses)                36,421          (1,474)         76,554
               Balance beginning of year                                     33,856          35,330         (41,224)
                                                                            -------        --------         -------
                   Balance End of Year                                      $70,277         $33,856         $35,330
                                                                            -------        --------         -------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Fixed Maturities

     Proceeds from sales of fixed maturities classified as available for sale were $856.8 million and $2.1 billion in 1997 and 1996, respectively. Gross gains of $38.1 million and $8.4 million and gross losses of $8.9 million and $19.9 million in 1997 and 1996, respectively, were realized on those sales.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $485.3 million and $360.1 million at December 31, 1997 and 1996, respectively.

     The amortized cost and fair values of investments in fixed maturities were as follows:

          DECEMBER 31, 1997                                                    GROSS           GROSS
          ($ in thousands)                                   AMORTIZED       UNREALIZED      UNREALIZED           FAIR
                                                                COST            GAINS          LOSSES            VALUE
                                                                ----            -----          ------            -----

          AVAILABLE FOR SALE:
               Mortgage-backed securities - CMOs and
               pass-through securities                       $  144,921       $   8,254       $  (223)       $  152,952
               U.S. Treasury securities and
               obligations of U.S. Government and
               government agencies and authorities              248,081          34,111          (123)          282,069
               Obligations of states and political
               subdivisions                                      14,560             392            (2)           14,950
               Debt securities issued by foreign
               governments                                       85,367           6,194          (228)           91,333
               All other corporate bonds                      1,077,211          59,972        (1,387)        1,135,796
               Redeemable preferred stock                           981              48            (9)            1,020
                                                             ----------        --------       -------        ----------
                   Total Available For Sale                  $1,571,121        $108,971       $(1,972)       $1,678,120
                                                             ==========        ========       =======        ==========

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)


          DECEMBER 31, 1996                                                       GROSS          GROSS
          ($ in thousands)                                       AMORTIZED    UNREALIZED      UNREALIZED           FAIR
                                                                    COST         GAINS          LOSSES             VALUE
                                                                    ----         -----          ------             -----

          AVAILABLE FOR SALE:
               Mortgage-backed securities - CMOs and
               pass-through securities                            $154,788       $  3,312        $(901)           $157,199
               U.S. Treasury securities and obligations of
               U.S. Government and government agencies and
               authorities                                         255,858         16,855          (61)            272,652
               Obligations of states and political
               subdivisions                                         16,124            263         (189)             16,198
               Debt securities issued by foreign
               governments                                         109,120          3,215       (1,447)            110,888
               All other corporate bonds                           904,831         28,204       (5,387)            927,648
               Redeemable preferred stock                               85              -            -                  85
                                                                ----------        -------      -------          ----------
                   Total Available For Sale                     $1,440,806        $51,849      $(7,985)         $1,484,670
                                                                ==========        =======      =======          ==========

     The amortized cost and fair value of fixed maturities available for sale at December 31, 1997, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

          ($ in thousands)                                        AMORTIZED             FAIR
                                                                     COST               VALUE

          MATURITY:
               Due in one year or less                            $   17,978         $   18,312
               Due after 1 year through 5 years                      211,272            216,191
               Due after 5 years through 10 years                    381,690            401,338
               Due after 10 years                                    815,260            889,327
                                                                  ----------         ----------
                                                                   1,426,200          1,525,168
                                                                  ----------         ----------
               Mortgage-backed securities                            144,921            152,952
                                                                  ----------         ----------
                   Total Maturity                                 $1,571,121         $1,678,120
                                                                  ==========         ==========

     The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     At December 31, 1997 and 1996, the Company held CMOs with a market value of $122.8 million and $126.3 million, respectively. The Company's CMO holdings were 97.5% and 97.6% collateralized by GNMA, FNMA or FHLMC securities at December 31, 1997 and 1996, respectively.

     Equity Securities

     The cost and market values of investments in equity securities were as follows:

          EQUITY SECURITIES:                                                       GROSS           GROSS
          ($ in thousands)                                                      UNREALIZED       UNREALIZED
                                                                   COST            GAINS           LOSSES        FAIR VALUE
                                                                   ----            -----           ------        ----------

          DECEMBER 31, 1997
               Common stocks                                     $ 3,318           $  583          $ (70)         $ 3,831
               Non-redeemable preferred stocks                    11,774              931           (247)          12,458
                                                                 -------           ------          -----          -------
                   Total Equity Securities                       $15,092           $1,514          $(317)         $16,289
                                                                 -------           ------          -----          -------

          DECEMBER 31, 1996

               Common stocks                                     $ 2,722           $3,441          $(163)         $ 6,000
               Non-redeemable preferred stocks                     9,674              323            (95)           9,902
                                                                 -------           ------          -----          -------
                   Total Equity Securities                       $12,396           $3,764          $(258)         $15,902
                                                                 -------           ------          ------         -------

     Proceeds from sales of equity securities were $12.4 million and $20.3 million in 1997 and 1996, respectively. Gross gains of $8.6 million and $4.7 million and gross losses of $172 thousand and $155 thousand in 1997 and 1996, respectively, were realized on those sales.

     Mortgage Loans and Real Estate Held For Sale

     Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

     At December 31, 1997 and 1996, the Company's mortgage loan portfolios and real estate held for sale consisted of the following:

          ($ in thousands)                                           1997              1996
                                                                     ----              ----

          Current Mortgage Loans                                  $ 160,247          $128,292
          Underperforming Mortgage Loans                                  -               148
                                                                  ---------          --------
               Total                                                160,247           128,440
                                                                  ---------          --------
          Real Estate Held For Sale                                       -            10,111
                                                                  ---------          --------
               Total                                              $ 160,247          $138,551
                                                                  ---------          --------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Aggregate annual maturities on mortgage loans at December 31, 1997 are as follows:

          ($ in thousands)

          Past Maturity                                            $      -
          1998                                                        5,108
          1999                                                        8,773
          2000                                                        8,920
          2001                                                       11,352
          2002                                                       17,986
          Thereafter                                                108,108
                                                                   --------
               Total                                               $160,247
                                                                   ========

     Joint Venture

     In October 1997, TIC and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a joint real estate venture with an initial equity commitment of $792 million. TIC and certain of its affiliates committed $420 million in real estate equity and $100 million in cash while Tishman committed $272 million in properties and cash. Both companies are serving as asset managers for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts. The Company's investment in the joint venture totaled $54.8 million at December 31, 1997.

     Concentrations

     At December 31, 1997 and 1996, the Company had investments of $50.8 million and $75.1 million in the State of Israel, respectively. Additionally, in 1996 the Company had $40.6 million in Merrill Lynch Trust Series 45.

     The Company participates in a short-term investment pool maintained by an affiliate. See Note 8.

     Included in fixed maturities are below investment grade assets totaling $76.7 million and $81.7 million at December 31, 1997 and 1996, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade bonds.

     The Company also had concentrations of investments, primarily fixed maturities, in the following industries:

          ($ in thousands)                               1997           1996
                                                         ----           ----

          Transportation                                $138,903      $  86,819
          Banking                                        130,966         71,506
          Electric utilities                             106,724         76,426
                                                         -------         ------

     Below investment grade assets included in the preceding table were not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Concentrations of mortgage loans by property type at December 31, 1997 and 1996 were as follows:

          ($ in thousands)                               1997           1996
                                                         ----           ----

          Agricultural                                   $62,463        $49,801
          Office                                          47,453         35,333
          Retail                                          23,214         21,924
                                                          ------         ------

     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     Non-Income Producing Investments

     Investments included in the balance sheets that were non-income producing for the preceding 12 months were insignificant.

     Restructured Investments

     The Company had mortgage loan and debt securities which were restructured at below market terms totaling approximately $1.0 million at December 31, 1996. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income was insignificant.


12.  LIFE AND ANNUITY DEPOSIT FUNDS AND RESERVES

     At December 31, 1997, the Company had $1.8 million of life and annuity deposit funds and reserves. Of that total, $1.5 million were not subject to discretionary withdrawal based on contract terms. The remaining $.3 million were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $.2 million of liabilities that are surrenderable with market value adjustments. An additional $.1 million of the life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 4.8%. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


13. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by (used in) operating activities:

          FOR THE YEAR ENDED DECEMBER 31,                                      1997            1996             1995
                                                                               ----            ----             ----
          ($ in thousands)

          Net Income From Continuing Operations                                 $71,372       $ 25,791         $ 28,917
               Adjustments to reconcile net income to cash provided by
               operating activities:
                   Realized (gains) losses                                      (44,871)         9,613          (18,713)
                   Deferred federal income taxes                                  4,344        (15,665)          11,964
                   Amortization of deferred policy acquisition costs and
                   value of insurance in force                                    6,036          3,286            1,563
                   Additions to deferred policy acquisition costs               (56,975)       (20,753)          (3,109)
                   Investment income accrued                                        908          1,308             (819)
                   Premium balances receivable                                   (3,450)        (3,561)          (2,277)
                   Insurance reserves and accrued expenses                        3,981        (16,459)         (20,081)
                   Other                                                         26,673        (13,419)         (46,076)
                                                                                 ------       --------         --------
                   Net cash provided by (used in) operations                     $8,018       $(29,859)        $(48,631)
                                                                                 ------       --------         --------


14.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     There were no significant non-cash investing and financing activities for 1997, 1996 and 1995.

TRAVELERS INSURANCE
        A Member of Travelers Group  [LOGO]


L-20232                                   Individual Variable Life Insurance
TIC ED 5/98                                              Contracts Issued by
                                             The Travelers Insurance Company

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Section 33-770 of the Connecticut General Statutes regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-770 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Depositor. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

-   The facing sheet.

-   The Prospectus.

-   The undertaking to file reports.

-   The signatures.

Attachments:

      A. Consent of Katherine M. Sullivan, General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below.)

      B. Consent and Actuarial Opinion of Mahir A. Dugentas, ASA, pertaining to the illustrations contained in the Prospectus.

      C. Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.

Exhibits:

    1. Resolution of the Board of Directors of The Travelers Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form S-6, filed October 30, 1996.)

    2.       Not applicable.

    3(a). Form of Distribution Agreement among the Registrant, The Travelers Life and Annuity Company and Tower Square Securities, Inc. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form S-6, filed October 30, 1996.)

    3(b). Specimen Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form S-6, filed October 30, 1996.)

    3(c). Agents Agreement, including schedule of sales commissions. (Incorporated herein by reference to Exhibit 3(c) to Pre-Effective No. 1 to the Registration Statement on Form S-6, filed April 16, 1997.)

    4.       None

    5. Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 5 to the Registration Statement on Form S-6, filed October 30, 1996.)

    6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form S-6, filed October 30, 1996.)

    6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form S-6, filed October 30, 1996.)

    7.       None
    8.       None
    9.       None

    10.      Application for Variable Life Insurance Policy.

    11. Opinion of Counsel, regarding the legality of securities being registered.

    12. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George
             C. Kokulis, Robert I. Lipp, Ian R. Stuart, Katherine M. Sullivan and Marc P. Weill. (Incorporated herein by reference to Exhibit 12 to the Registration Statement on Form S-6, filed October 30, 1996.)

    13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to the Registration Statement on Form S-6, filed October 30, 1996.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Variable Life Insurance Separate Account Two, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, and State of Connecticut, on the 24th day of April, 1998.


          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT TWO
                                 (Registrant)

                    THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 (Depositor)


                              By:  *IAN R. STUART
                                   Ian R. Stuart
                                   Vice President, Chief Financial Officer
                                   Chief Accounting Officer and Controller
                                   The Travelers Life and Annuity Company


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on April 24, 1998.


*MICHAEL A. CARPENTER                              Director and Chairman of the Board,
----------------------------------                 President and Chief Executive Officer
  (Michael A. Carpenter)

*JAY S. BENET                                      Director
----------------------------------
  (Jay S. Benet)

*GEORGE C. KOKULIS                                 Director
----------------------------------
  (George C. Kokulis)

*ROBERT I. LIPP                                    Director
----------------------------------
  (Robert I. Lipp)

*IAN R. STUART                                     Director, Senior Vice President, Chief
----------------------------------                 Financial Officer, Chief Accounting Officer and Controller
  (Ian R. Stuart)

*KATHERINE M. SULLIVAN                             Director
----------------------------------
  (Katherine M. Sullivan)

*MARC P. WEILL                                     Director
----------------------------------
  (Marc P. Weill)


*By: Ernest J. Wright, Attorney-in-Fact

                                 EXHIBIT INDEX

Attachment
  or
Exhibit
  No.         Description                                                                   Method of Filing
-------       -----------                                                                   ------------------
Attachments:

     A.       Consent of Katherine M. Sullivan, General Counsel, to the                       Electronically
              filing of her opinion as an exhibit to this Registration                        See Exhibit 11
              Statement and to the reference to her opinion under
              the caption "Legal Proceedings and Opinion" in the
              Prospectus.

     B.       Consent and Actuarial Opinion of Mahir A. Dugentas, ASA,                        Electronically
              pertaining to the illustrations contained in the Prospectus.

     C.       Consent of KPMG Peat Marwick LLP, Independent                                   Electronically
              Certified Public Accountants.

Exhibits:

     1.       Resolution of the Board of Directors of  The Travelers
              Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form S-6, filed
              October 30, 1996.)

  3(a).       Form of Distribution Agreement among the Registrant,
              The Travelers Life and Annuity Company and Tower
              Square Securities, Inc. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form S-6, filed October 30, 1996.)

  3(b). Specimen Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form S-6, filed October 30, 1996.)

  3(c).       Agents Agreement, including schedule of sales commissions.
              (Incorporated herein by reference to Exhibit 3(c) to Pre-
              Effective No. 1 to the Registration Statement on Form S-6, filed April 16, 1997.)

     5. Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 5 to the Registration Statement on Form S-6, filed October 30, 1996.)

  6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form S-6, filed October 30, 1996.)

  6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form S-6, filed October 30, 1996.)

Exhibit
  No.         Description                                                                   Method of Filing
-------       -----------                                                                   ------------------
    10.       Application for Variable Life Insurance Policy                                  Electronically

    11.       Opinion of Katherine M. Sullivan, General Counsel,                              Electronically
              regarding the legality of securities being registered.

    12.       Powers of Attorney authorizing Ernest J. Wright or
              Kathleen A. McGah as signatory for Michael A. Carpenter,
              Jay S. Benet, George C. Kokulis, Robert I. Lipp, Ian R.
              Stuart, Katherine M. Sullivan and Marc P. Weill.
              (Incorporated herein by reference to Exhibit 12 to the Registration Statement on Form S-6, filed October 30, 1996.)

    13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii)
              (Incorporated herein by reference to Exhibit 13 to the Registration Statement on Form S-6, filed October 30, 1996.)